UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Emerging Market Debt Portfolio

BlackRock International Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1 – Report to Stockholders

December 31, 2011

Annual Report

BlackRock Funds II

▶	BlackRock Emerging Market Debt Portfolio

▶	BlackRock International Bond Portfolio

▶	BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured • No Bank Guaranteed • May Lose Value

2	BLACKROCK FUNDS II	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on – risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(3.69)%	2.11%
US small cap equities (Russell 2000® Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2011	BlackRock Emerging Market Debt Portfolio

Investment Objective

BlackRock Emerging Market Debt Portfolio’s (the “Fund”) investment objective seeks maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2011, the Fund underperformed its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global.

What factors influenced performance?

•

During the first half of the 12-month period, the Fund’s performance relative to the benchmark index was hindered by hedges to emerging market debt risk in anticipation of a potential flight to quality move in the wake of deteriorating European peripheral markets. Moreover, our opportunistic allocations to emerging market currencies, such as the Korean won and the Malaysian ringgit, detracted from performance.

•

In the second half of the year, the major detractors from performance were the Fund’s foreign currency exchange positions in the Brazilian real, Turkish lira, euro, Australian dollar and Mexican peso. In addition, Fund performance was hurt by its US duration exposure; overall underweight in emerging markets spread duration; exposure to equities and external debt (i.e., debt that is owed outside the country of issue) positions in South Korea and Brazil; and exposure to high-beta credits (i.e., credits with a high degree of sensitivity to market volatility).

•

A positive contributor to Fund performance in the first half of the year was its defensive positioning; overweights in Indonesian and Polish external debt; and underweights in Middle Eastern/North African countries, such as Turkey and Egypt. In the second half of the year, the Fund’s long positions on external debt in Russia and Indonesia benefited performance, as did our short position on external debt in Hungary.

Describe recent portfolio activity.

•

The Fund utilized derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. Our use of options and swaps slightly hurt the overall performance of the Fund over the 12-month period.

•

In the first half of the year, the Fund’s overall portfolio underweight in spread duration (sensitivity to interest rates) was reduced, and the Fund closed a duration underweight in Turkey. At period end, the Fund’s largest long positions are in the South African rand and the Brazilian real, and its most significant short currency position is in the Hungarian forint.

•

In the third quarter of 2011, the Fund maintained overweight positions in Mexico and Venezuela and short positions in China, Lebanon and Hungary. In the fourth quarter, the Fund’s largest overweight positions were in Russia, Poland and Indonesia, and its largest short positions were in Brazil, Lebanon and Chile. Moreover, portfolio management continued to actively trade currencies over the fourth quarter, and the Fund’s most significant positions outside the benchmark index were in the Chinese renminbi, Mexican peso and Swiss franc. Moreover, the Fund’s most significant out-of-index short currency position was in the Czech koruna against the euro.

Describe portfolio positioning at period end.

•

Overall, liquid external debt remains attractive, as fundamentals in emerging markets remain superior to those in domestic markets. Asian markets are a concern, as large positions combined with a sharp increase in volatility may force further investor deleveraging. It appears China’s near-term outlook will largely depend on the government’s ability to offset a slowing housing market with social housing projects, which is complicated by local government financing. The short-term reversal in flows to emerging markets may force sales into an illiquid market. External debt is attractive at these spread levels, as emerging markets sovereign balance sheets are clearly superior to their developed market counterparts and sovereign issues outside Asia remain liquid. However, with the banks extremely defensive, the low liquidity environment is likely to further elevate the importance of technical factors versus fundamentals. At period end, the Fund held 12% of its net assets in cash equivalents. The Fund holds longer-dated cash bonds and credit default swaps in order to control Fund liquidity, and these positions had no material impact on Fund performance over the 12-month period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	85%
Foreign Agency Obligations	15

Geographic Allocation	Percent of Long-Term Investments
Russia	19%
Turkey	12
Mexico	12
Venezuela	10
Indonesia	8
Poland	6
Philippines	5
Brazil	4
Colombia	4
South Africa	3
Argentina	3
Peru	3
Kazakhstan	3
Ukraine	2
Panama	2
Other[1]	4
[1]Other includes 1% holdings in each of the following countries: El Salvador, Croatia, Uruguay and Malaysia.

4	BLACKROCK FUNDS II	DECEMBER 31, 2011

BlackRock Emerging Market Debt Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis).

[3]	This index tracks total returns for US-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2011

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	4.97%	1.43%	5.23%	N/A	6.67%	N/A
Institutional	4.82	1.36	5.11	N/A	6.57	N/A
Investor A	4.32	1.13	4.81	0.61%	6.27	5.16%
Investor C	3.81	0.76	4.08	3.08	5.49	5.49
JP Morgan EMBI Global	–	3.21	8.46	N/A	8.46	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 1, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,014.30	$4.32	$1,000.00	$1,020.92	$4.33	0.85%
Institutional	$1,000.00	$1,013.60	$4.97	$1,000.00	$1,020.27	$4.99	0.98%
Investor A	$1,000.00	$1,011.30	$6.34	$1,000.00	$1,018.90	$6.36	1.25%
Investor C	$1,000.00	$1,007.60	$9.92	$1,000.00	$1,015.32	$9.96	1.96%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2011	5

Fund Summary as of December 31, 2011	BlackRock International Bond Portfolio

Investment Objective

BlackRock International Bond Portfolio’s (the “Fund”) investment objective seeks to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2011, the Fund underperformed its benchmark, the Citigroup Non-US World Government Bond Index.

What factors influenced performance?

•

In the first half of the 12-month period, the Fund’s exposure outside the benchmark index in the US dollar hurt returns as the currency suffered another round of weakness during the period, while the euro was surprisingly resilient throughout the latest bout of sovereign debt stress in peripheral European countries. The Fund’s exposure to the British pound sterling also detracted as the currency suffered from markedly weaker economic data in the UK and dovish consumer spending.

•

The Fund’s overall yield curve-flattening bias had a negative impact on performance when the 30-year portion of the US dollar yield curve lagged the interest rate rally, which steepened the curve late in the second quarter of 2011. The dramatic fall in rates during the third quarter of the year also negatively impacted performance due to the Fund’s underweight duration positioning in the US dollar (USD) and the euro.

•

The Fund’s long positions in spread sectors, most notably capital securities and taxable municipals aided performance. The Fund also benefited from its positions in global inflation-linked securities, as spiking oil prices pushed inflation expectations markedly higher.

•

Overweight exposure relative to the benchmark index in Australia and South Africa enhanced returns, as did the Fund’s out-of-index holdings in US municipal bonds, which rallied in the second quarter of 2011 on positive financial news and improving market conditions. In September, a yield curve-flattening position in the USD benefited from the Federal Reserve’s “Operation Twist,” which sold Treasuries on the short end of the curve and purchased Treasuries on the long end, thereby flattening the curve. Finally, Fund overweights in the US financials and industrials sectors were strong performers, as was Fund exposure to hard currency emerging market country and quasi-sovereign names.

Describe recent portfolio activity.

•

The Fund utilized derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. Overall, the use of derivatives contracts detracted from performance over the 12-month period.

•

During the 12-month period, portfolio management maintained the Fund’s short portfolio duration (relative to the benchmark index) and an overall yield curve-flattening bias. The Fund increased its long duration position in Australia and initiated a long duration position in Canada. As part of an effort to reduce overall duration risk, the Fund purchased USD and euro duration, principally in the 2- and 10-year sectors, to close the Fund’s underweights. The move to reduce duration risk was tied to our preference for adding risk in other trades where portfolio management saw better opportunities, such as yield curve and sector trades.

Describe portfolio positioning at period end.

•

The outlook for global markets continues to hinge on a successful resolution to the sovereign debt crisis in Europe. The Fund continues to remain defensive in European positioning, with a large overweight in Germany versus other core European nations. The Fund remains overweight in Italy as a way to retain exposure to a positive resolution of the European crisis. Elsewhere, portfolio management has removed Fund exposures to Portugal and Ireland as we believe that both countries remain at elevated risk of further downgrades, which could cause them to fall out of many global bond benchmarks. Overall, portfolio management has and intends to remain tactical in our macro positioning across global markets, as economic data and policy action adjust over the coming quarter.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	59%
Corporate Bonds	19
Foreign Agency Obligations	14
Asset-Backed Securities	4
U.S. Treasury Obligations	4

Geographic Allocation	Percent of Long-Term Investments
Japan	19%
Italy	12
Australia	10
United Kingdom	9
United States	7
Germany	7
France	5
Philippines	5
Spain	4
Denmark	4
Luxembourg	3
Finland	3
Netherlands	2
Canada	2
Ireland	2
Poland	2
Other[1]	4
[1]Other includes a 1% holding in each of the following countries: Sweden, Belgium, Switzerland and Turks and Caicos Islands.

6	BLACKROCK FUNDS II	DECEMBER 31, 2011

BlackRock International Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Service Shares do not have a sales charge.

[2]	The Fund invests primarily in non-dollar denominated bonds of issuers located outside the United States in the five to fifteen year maturity range.

[3]

This unmanaged index tracks the performance of investment grade sovereign debt denominated in local currency from eligible global bond markets. Includes Australia, Canada, Denmark, EMU countries, Japan, Malaysia, Mexico, Norway, Poland, Singapore, Sweden, Switzerland and the United Kingdom.

Performance Summary for the Period Ended December 31, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.44%	(1.87)%	2.77%	N/A	5.32%	N/A	5.64%	N/A
Institutional	2.30	(1.95)	2.62	N/A	5.24	N/A	5.52	N/A
Service	2.14	(1.99)	2.48	N/A	4.99	N/A	5.25	N/A
Investor A	1.97	(2.07)	2.35	(1.75)%	4.91	4.06%	5.16	4.74%
Investor B	1.47	(2.43)	1.56	(2.85)	4.03	3.71	4.59	4.59
Investor C	1.37	(2.45)	1.57	0.59	4.06	4.06	4.35	4.35
Citigroup Non-US World Government Bond Index	–	0.47	5.17	N/A	7.23	N/A	8.36	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A	- Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$981.30	$3.95	$1,000.00	$1,021.22	$4.02	0.79%
Institutional	$1,000.00	$980.50	$4.44	$1,000.00	$1,020.72	$4.53	0.89%
Service	$1,000.00	$980.10	$4.94	$1,000.00	$1,020.21	$5.04	0.99%
Investor A	$1,000.00	$979.30	$5.99	$1,000.00	$1,019.16	$6.11	1.20%
Investor B	$1,000.00	$975.70	$9.46	$1,000.00	$1,015.63	$9.65	1.90%
Investor C	$1,000.00	$975.50	$9.56	$1,000.00	$1,015.53	$9.75	1.92%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2011	7

Fund Summary as of December 31, 2011	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective seeks high current income, with a secondary objective of capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2011, the Fund underperformed its benchmark, the Barclays Capital US Universal Index.

What factors influenced performance?

•

The Fund’s shorter duration positioning relative to the benchmark index detracted from performance as interest rates generally declined over the period. An overweight to credit risk, particularly the financials sector, also hurt returns. Relative value trading in high yield credit and bank loans had a negative impact as markets were primarily driven by technical factors in a “risk-on/risk-off” environment rather than trading on fundamental valuations. Lastly, the Fund’s exposure to US dollar-denominated emerging-market debt detracted from performance.

•

The Fund benefited from its more defensive positioning in the first half of the year. In particular, the Fund benefited from reducing exposure to high yield corporate credit, commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“MBS”), and rotating into more liquid sectors of the market, including agency MBS, both taxable and tax-exempt municipal bonds, investment grade corporate credit and asset-backed securities (“ABS”). Lastly, relative value trading in agency MBS and Treasury inflation-protected securities (“TIPS”) had a positive impact.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund held a short position in US Treasury futures in order to reduce portfolio duration. This position hindered performance as the US Treasury market broadly rallied over the year. Options strategies in the interest rate markets also detracted from performance, as did interest rate swaps used to manage duration and yield curve positioning.

Describe recent portfolio activity.

•	In the first half of the 12-month period, portfolio activity was focused on reducing risk and improving liquidity in advance of the scheduled completion of the Fed’s quantitative easing program at the end of June. As part of that effort, the Fund reduced exposure to high yield credit, non-agency residential MBS and CMBS, and rotated into more liquid segments of the market, including shorter-dated high yield debt, agency MBS, investment grade credit, ABS and municipal securities.

•

The Fund tactically managed duration risk while maintaining a shorter bias in the range of one to two years. For most of the year, the Fund maintained a low-risk profile in light of heightened market volatility. However, as European sovereign debt fears began to abate in the fourth quarter, the Fund tactically added credit risk back to its portfolio at attractive valuations. In particular, the Fund added exposure to higher-quality issues in the high yield sector while reducing exposure to financials. Within investment grade credit, the Fund added exposure to European insurance companies with globally diversified business lines and attractive valuations, while hedging tail risks with short positions in peripheral sovereign debt. The Fund added exposure to Italian sovereign debt against short positions in Belgian and French sovereign debt. Within securitized sectors, the Fund added exposure to CMBS with strong credit. The Fund continued to increase its short position in the euro and established a long position in gold as a hedge against European risks and global accommodative monetary policy measures.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight relative to the Barclays Capital US Universal Index in government-related sectors in favor of non-government spread sectors. The largest overweights included high yield debt, investment grade credit, bank loans, non-agency residential MBS and CMBS. The Fund maintains a shorter duration relative to the benchmark index, with exposure primarily in the four- to five-year portion of the US Treasury curve. It is portfolio management’s view that Europe will continue to present rolling stress due to financing needs and recessionary pressure. In light of this view, the Fund holds hedges in the form of a long gold position and a short position against the euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Asset Mix	Investments
Fixed Income Securities.	96%
Affiliated Investment Companies	3
Investment Companies	1

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	40%
Corporate Bonds	17
U.S. Treasury Obligations	15
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	4
Affiliated Investment Companies	3
Foreign Government Obligations	3
Taxable Municipal Bonds	2
Collateralized Debt Obligations	2
Floating Rate Loan Interests	2
Foreign Agency Obligations	1
Investment Companies	1
Preferred Securities	1

8	BLACKROCK FUNDS II	DECEMBER 31, 2011

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal market conditions, the Fund will invest in a combination of other BlackRock fixed income mutual funds that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages, and/or direct opportunistic purchases of fixed income securities and other securities.

[3]

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2011

			Average Annual Total Returns[5]
			1 Year	Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.69%	(2.08)%	(0.73)%	N/A	4.72%	N/A
Investor A	3.30	(2.21)	(0.98)	(4.99)%	4.46	3.36%
Investor C	2.69	(2.58)	(1.72)	(2.68)	3.67	3.67
Barclays Capital US Universal Index	–	4.36	7.40	N/A	6.05	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 5, 2008.
N/A	- Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[7]	Ending Account Value December 31, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$979.20	$ 5.59	$3.04	$1,000.00	$1,019.56	$ 5.70	$1,022.13	$3.11
Investor A	$1,000.00	$977.90	$ 6.83	$4.29	$1,000.00	$1,018.30	$ 6.97	$1,020.87	$4.38
Investor C	$1,000.00	$974.20	$10.60	$8.01	$1,000.00	$1,014.47	$10.82	$1,017.09	$8.19

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Institutional, 1.37% for Investor A and 2.13% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.86% for Investor A and 1.61% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2011	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS II	DECEMBER 31, 2011

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’

ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	11

Schedule of Investments December 31, 2011	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Indonesia – 0.3%
Indosat Palapa Co. BV, 7.38%, 7/29/20 (a)	USD	140	$154,350

Foreign Agency Obligations Chile – 0.2%
Codelco, Inc., 6.15%, 10/24/36		100	123,397
Kazakhstan – 2.2%
Eurasian Development Bank, 7.38%, 9/29/14 (a)		140	147,642
KazMunayGas National Co.:
11.75%, 1/23/15 (a)		380	446,500
7.00%, 5/05/20 (a)		250	264,375
7.00%, 5/05/20		440	465,300

			1,323,817
Malaysia – 0.6%
Petronas Capital Ltd.:
5.25%, 8/12/19 (a)		150	168,209
7.88%, 5/22/22		150	202,447

			370,656
Mexico – 1.9%
Pemex Project Funding Master Trust:
5.75%, 3/01/18		180	198,000
6.63%, 6/15/35		540	612,225
Petroleos Mexicanos, 6.50%, 6/02/41		260	292,500

			1,102,725
Russia – 4.3%
Gaz Capital SA, 7.29%, 8/16/37		140	144,550
RSHB Capital SA:
9.00%, 6/11/14 (a)		200	216,000
9.00%, 6/11/14		900	972,000
Sberbank of Russia Via SB Capital SA, 5.40%, 3/24/17		960	955,200
Vnesheconombank Via VEB Finance Plc, 6.90%, 7/09/20 (a)		270	276,750

			2,564,500

Foreign Agency Obligations		Par (000)	Value
South Africa – 0.7%
Eskom Holdings Ltd., 5.75%, 1/26/21 (a)	USD	380	$386,650

Venezuela – 2.4%
Petroleos de Venezuela SA:
5.25%, 4/12/17		950	603,250
8.50%, 11/02/17		1,100	829,400

			1,432,650
Total Foreign Agency Obligations – 12.3%			7,304,395

Foreign Government Obligations Argentina – 2.6%
Republic of Argentina:
7.00%, 10/03/15		360	329,510
8.28%, 12/31/33		1,508	1,101,047
2.50%, 12/31/38 (b)		320	112,800

			1,543,357
Brazil – 3.4%
Federative Republic of Brazil:
8.88%, 4/15/24		50	74,500
7.13%, 1/20/37		600	828,000
5.63%, 1/07/41		960	1,113,600

			2,016,100
Colombia – 3.2%
Republic of Colombia:
7.38%, 1/27/17		260	315,900
7.38%, 3/18/19		550	693,000
7.75%, 4/14/21	COP	96,000	59,204
4.38%, 7/12/21	USD	650	698,750
8.13%, 5/21/24		100	139,000

			1,905,854
Croatia – 0.7%
Croatia Government International Bonds:
6.75%, 11/05/19 (a)		160	152,000
6.38%, 3/24/21		310	283,650

			435,650

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
BRL	Brazilian Real	MXIBTIIE	28-day Mexican Interbank Rate
CAD	Canadian Dollar	MXN	Mexican Peso
CDO	Collateralized Debt Obligation	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLO	Collateralized Loan Obligation	NR	Not Rated
CNY	Chinese Yuan	NZD	New Zealand Dollar
COP	Colombian Peso	PEN	Peru Nuevo
CZK	Czech Koruna	PHP	Philippine Peso
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RB	Revenue Bonds
EURIBOR	Euro Interbank Offered Rate	RUB	Russian Ruble
FKA	Formerly known as	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
GO	General Obligation Bonds	TBA	To-be-announced
HUF	Hungarian Forint	TRY	Turkish Lira
JIBAR	Johannesburg Interbank Agreed	USD	US Dollar
	Rate	WIBOR	Warsaw Interbank Offered Rate
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio (Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Dominican Republic – 0.2%
Dominican Republic International Bonds,
7.50%, 5/06/21 (a)	USD	140	$137,200
El Salvador – 0.8%
Republic of El Salvador:
7.38%, 12/01/19 (a)		100	108,000
7.63%, 2/01/41 (a)		340	343,400

			451,400
Indonesia – 6.9%
Republic of Indonesia:
6.88%, 3/09/17		250	290,625
6.88%, 1/17/18 (a)		200	235,500
6.88%, 1/17/18		300	353,250
11.63%, 3/04/19 (a)		100	147,750
5.88%, 3/13/20 (a)		170	192,525
5.88%, 3/13/20		420	475,650
4.88%, 5/05/21 (a)		1,650	1,765,500
8.50%, 10/12/35		260	374,400
7.75%, 1/17/38		200	270,000

			4,105,200
Lithuania – 0.4%
Republic of Lithuania, 7.38%, 2/11/20 (a)		197	212,760
Mexico – 8.3%
United Mexican States:
5.63%, 1/15/17		595	684,250
5.13%, 1/15/20		1,225	1,399,563
8.30%, 8/15/31		300	448,500
6.75%, 9/27/34		250	325,625
6.05%, 1/11/40		272	332,520
5.75%, 10/12/10		1,640	1,746,600

			4,937,058
Panama – 1.5%
Republic of Panama:
8.88%, 9/30/27		290	435,000
9.38%, 4/01/29		288	457,920

			892,920
Peru – 2.3%
Republic of Peru:
7.35%, 7/21/25		410	543,250
8.75%, 11/21/33		60	91,500
6.55%, 3/14/37		420	533,400
5.63%, 11/18/50		200	220,000

			1,388,150
Philippines – 4.5%
Republic of Philippines:
7.75%, 1/14/31		660	884,400
6.38%, 1/15/32		790	935,163
6.38%, 10/23/34		735	877,406

			2,696,969
Poland – 4.7%
Republic of Poland:
3.88%, 7/16/15		550	559,515
6.38%, 7/15/19		682	755,315
5.13%, 4/21/21		390	396,825
5.00%, 3/23/22		1,100	1,105,500

			2,817,155
Russia – 12.0%
Russia Foreign Bond, 7.50%, 3/31/30 (b)		6,129	7,117,185
South Africa – 2.0%
Republic of South Africa, 8.25%, 9/15/17	ZAR	9,020	1,161,950

Foreign Government Obligations	Par (000)		Value
Turkey – 10.7%
Republic of Turkey:
7.50%, 7/14/17	USD	3,000	$3,375,000
7.00%, 3/11/19		1,400	1,550,500
11.88%, 1/15/30		695	1,137,229
8.00%, 2/14/34		155	183,288
6.88%, 3/17/36		95	99,038

			6,345,055
Ukraine – 1.9%
Ukraine Government:
6.25%, 6/17/16 (a)		570	496,089
6.58%, 11/21/16		230	201,250
6.58%, 11/21/16 (a)		100	87,500
7.75%, 9/23/20 (a)		430	371,950

			1,156,789
Uruguay – 0.6%
Republic of Uruguay, 7.63%, 3/21/36		272	375,620
Venezuela – 6.1%
Bolivarian Republic of Venezuela:
7.65%, 4/21/25		3,280	2,033,600
9.25%, 5/07/28		430	297,775
Republic of Venezuela:
7.00%, 12/01/18		70	49,437
8.25%, 10/13/24		100	65,750
9.25%, 9/15/27		1,395	1,007,887
9.38%, 1/13/34		270	186,300

			3,640,749
Total Foreign Government Obligations – 72.8%			43,337,121
Total Long-Term Investments (Cost – $48,827,213) – 85.4%			50,795,866

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)		6,516,179	6,516,179
Total Short-Term Securities (Cost – $6,516,179) – 10.9%			6,516,179

Options Purchased	Notional Amount (000)
Over-the-Counter Call Options – 0.0%
USD Currency, Strike Price CNY 6.41, Expires 3/01/12, Broker Morgan Stanley Capital Services, Inc.		USD 1,270	2,447
USD Currency, Strike Price CNY 6.45, Expires 2/27/12, Broker Goldman Sachs Bank USA		1,265	1,456
Total Options Purchased (Cost – $41,447) – 0.0%			3,903
Total Investments (Cost – $55,384,839) – 96.3%			57,315,948
Other Assets Less Liabilities – 3.7%			2,199,149

Net Assets – 100.0%			$59,515,097

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	13

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	6,516,179	6,516,179	$96	$2,478

(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of December 31, 2011 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,106,784	USD	590,033	Barclays Bank Plc	1/04/12	$3,337
BRL	1,283,500	USD	684,241	BNP Paribas	1/04/12	3,870
BRL	558,600	USD	300,000	Deutsche Bank AG	1/04/12	(910)
BRL	375,700	USD	200,288	Deutsche Bank AG	1/04/12	1,133
BRL	1,168,000	USD	622,668	Deutsche Bank AG	1/04/12	3,522
BRL	1,182,918	USD	660,000	Goldman Sachs Bank USA	1/04/12	(26,633)
BRL	1,302,875	USD	700,000	Goldman Sachs Bank USA	1/04/12	(2,405)
BRL	631,992	USD	336,919	Goldman Sachs Bank USA	1/04/12	1,906
BRL	419,136	USD	222,000	Goldman Sachs Bank USA	1/04/12	2,417
BRL	1,284,792	USD	684,930	Goldman Sachs Bank USA	1/04/12	3,874
BRL	1,193,400	USD	663,000	Morgan Stanley Capital Services, Inc.	1/04/12	(24,021)
BRL	744,600	USD	400,000	Morgan Stanley Capital Services, Inc.	1/04/12	(1,321)
BRL	614,295	USD	330,000	Morgan Stanley Capital Services, Inc.	1/04/12	(1,090)
BRL	1,287,240	USD	686,235	Standard Chartered Securities (North America), Inc.	1/04/12	3,881
BRL	1,592,049	USD	883,000	UBS AG	1/04/12	(30,573)
BRL	1,253,000	USD	700,000	UBS AG	1/04/12	(29,109)
BRL	1,901,056	USD	1,024,000	UBS AG	1/04/12	(6,122)
BRL	1,824,141	USD	972,460	UBS AG	1/04/12	5,500
BRL	1,941,975	USD	1,035,278	UBS AG	1/04/12	5,856
USD	610,000	BRL	1,106,784	Barclays Bank Plc	1/04/12	17,397
USD	680,000	BRL	1,283,500	BNP Paribas	1/04/12	(7,221)
USD	297,793	BRL	558,600	Deutsche Bank AG	1/04/12	(1,684)
USD	200,000	BRL	375,700	Deutsche Bank AG	1/04/12	(1,160)
USD	640,000	BRL	1,168,000	Deutsche Bank AG	1/04/12	14,621
USD	680,000	BRL	1,284,792	Goldman Sachs Bank USA	1/04/12	(7,913)
USD	694,570	BRL	1,302,875	Goldman Sachs Bank USA	1/04/12	(3,929)
USD	630,621	BRL	1,182,918	Goldman Sachs Bank USA	1/04/12	(3,567)
USD	223,444	BRL	419,136	Goldman Sachs Bank USA	1/04/12	(1,264)
USD	340,000	BRL	631,992	Goldman Sachs Bank USA	1/04/12	1,614
USD	636,209	BRL	1,193,400	Morgan Stanley Capital Services, Inc.	1/04/12	(3,599)
USD	396,951	BRL	744,600	Morgan Stanley Capital Services, Inc.	1/04/12	(2,245)
USD	327,484	BRL	614,295	Morgan Stanley Capital Services, Inc.	1/04/12	(1,852)
USD	680,000	BRL	1,287,240	Standard Chartered Securities (North America), Inc.	1/04/12	(9,224)
USD	1,013,464	BRL	1,901,056	UBS AG	1/04/12	(5,732)
USD	848,731	BRL	1,592,049	UBS AG	1/04/12	(4,801)
USD	667,982	BRL	1,253,000	UBS AG	1/04/12	(3,778)
USD	1,050,000	BRL	1,941,975	UBS AG	1/04/12	10,213
USD	1,002,000	BRL	1,824,141	UBS AG	1/04/12	25,305
AUD	564,000	USD	578,486	Royal Bank of Scotland Plc	1/09/12	(2,345)
CAD	716,466	USD	706,000	Citibank, N.A.	1/09/12	(2,882)
CAD	727,236	USD	706,000	Citibank, N.A.	1/09/12	7,687
CAD	718,000	USD	707,303	Deutsche Bank AG	1/09/12	(2,680)
CHF	1,156,265	EUR	945,000	Royal Bank of Scotland Plc	1/09/12	8,059
CZK	6,180,941	EUR	240,000	Royal Bank of Scotland Plc	1/09/12	2,233
EUR	349,000	CZK	8,829,840	Deutsche Bank AG	1/09/12	4,765
EUR	392,000	CZK	9,922,226	Deutsche Bank AG	1/09/12	5,126
EUR	640,000	HUF	193,235,200	Deutsche Bank AG	1/09/12	35,453
EUR	190,000	PLN	867,189	Deutsche Bank AG	1/09/12	(5,131)
EUR	400,000	PLN	1,829,731	Royal Bank of Scotland Plc	1/09/12	(11,980)
EUR	525,000	SEK	4,882,217	UBS AG	1/09/12	(29,499)
EUR	930,000	USD	1,216,882	Citibank, N.A.	1/09/12	(13,149)
EUR	2,441,000	USD	3,255,435	Royal Bank of Scotland Plc	1/09/12	(95,961)
HUF	198,673,200	EUR	638,000	Deutsche Bank AG	1/09/12	(10,550)
MXN	10,054,440	USD	720,000	Barclays Bank Plc	1/09/12	(148)
MXN	9,122,134	USD	672,000	Citibank, N.A.	1/09/12	(18,897)
MXN	7,975,000	USD	588,344	Deutsche Bank AG	1/09/12	(17,370)
MXN	4,488,957	USD	330,000	Deutsche Bank AG	1/09/12	(8,611)
MXN	11,165,833	USD	808,000	Deutsche Bank AG	1/09/12	(8,577)

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	4,447,000	USD	327,475	Goldman Sachs Bank USA	1/09/12	$(9,090)
MXN	9,516,000	USD	678,103	HSBC Securities, Inc.	1/09/12	3,199
MXN	19,022,551	USD	1,347,975	UBS AG	1/09/12	13,954
PLN	2,097,247	EUR	460,000	Royal Bank of Scotland Plc	1/09/12	11,767
SEK	4,770,318	EUR	525,000	Citibank, N.A.	1/09/12	13,249
TRY	1,021,192	USD	540,000	HSBC Securities, Inc.	1/09/12	(2,096)
USD	325,774	AUD	330,000	Citibank, N.A.	1/09/12	(11,330)
USD	227,546	AUD	230,000	Westpac Banking Corp.	1/09/12	(7,405)
USD	680,000	CAD	695,320	Bank of New York Mellon	1/09/12	(2,366)
USD	706,000	CAD	720,652	Citibank, N.A.	1/09/12	(1,225)
USD	670,000	CAD	694,006	Royal Bank of Scotland Plc	1/09/12	(11,076)
USD	710,000	CAD	729,220	Royal Bank of Scotland Plc	1/09/12	(5,633)
USD	1,197,762	EUR	920,000	Royal Bank of Scotland Plc	1/09/12	6,973
USD	819,919	EUR	610,000	Royal Bank of Scotland Plc	1/09/12	30,374
USD	1,595,950	EUR	1,199,500	Royal Bank of Scotland Plc	1/09/12	43,394
USD	2,460,464	EUR	1,830,000	Royal Bank of Scotland Plc	1/09/12	91,830
USD	332,201	MXN	4,620,000	Citibank, N.A.	1/09/12	1,430
USD	620,000	MXN	8,672,994	Goldman Sachs Bank USA	1/09/12	(947)
USD	563,216	MXN	7,789,000	Goldman Sachs Bank USA	1/09/12	5,559
USD	590,000	MXN	8,154,095	Goldman Sachs Bank USA	1/09/12	6,204
USD	733,673	MXN	10,039,000	Goldman Sachs Bank USA	1/09/12	14,927
USD	590,000	MXN	8,125,126	Royal Bank of Scotland Plc	1/09/12	8,278
USD	600,000	MXN	8,325,720	Stanford Group Co.	1/09/12	3,916
USD	677,482	TRY	1,270,415	Royal Bank of Scotland Plc	1/09/12	8,302
USD	320,000	ZAR	2,655,040	Goldman Sachs Bank USA	1/09/12	(8,308)
USD	340,000	ZAR	2,866,812	UBS AG	1/09/12	(14,495)
USD	638,507	ZAR	5,222,000	UBS AG	1/09/12	(7,219)
ZAR	5,743,385	USD	717,000	Goldman Sachs Bank USA	1/09/12	(6,803)
ZAR	4,643,943	USD	549,766	UBS AG	1/09/12	24,479
EUR	270,000	CHF	329,560	Royal Bank of Scotland Plc	1/11/12	(1,457)
AUD	530,000	USD	531,957	Royal Bank of Scotland Plc	1/18/12	8,845
CAD	485,000	USD	484,033	Deutsche Bank AG	1/18/12	(8,168)
CZK	631,000	USD	32,273	Citibank, N.A.	1/18/12	(331)
EUR	1,009,000	PLN	4,526,417	Royal Bank of Scotland Plc	1/18/12	(3,195)
PLN	2,969,000	USD	911,564	Citibank, N.A.	1/18/12	(52,785)
PLN	1,777,000	USD	526,180	Citibank, N.A.	1/18/12	(12,185)
TRY	824,000	USD	455,972	Goldman Sachs Bank USA	1/18/12	(22,906)
TRY	593,000	USD	319,241	Goldman Sachs Bank USA	1/18/12	(7,581)
USD	30,522	AUD	30,000	Citibank, N.A.	1/18/12	(90)
USD	508,619	AUD	505,000	Goldman Sachs Bank USA	1/18/12	(6,674)
USD	6,368	AUD	6,000	Royal Bank of Scotland Plc	1/18/12	246
USD	432,773	CAD	454,000	Royal Bank of Scotland Plc	1/18/12	(12,676)
USD	19,655	CZK	371,000	Citibank, N.A.	1/18/12	874
USD	20,647	HUF	4,786,000	Citibank, N.A.	1/18/12	1,022
USD	29,880	JPY	2,305,000	Citibank, N.A.	1/18/12	(75)
USD	79,318	PLN	266,000	Citibank, N.A.	1/18/12	2,378
USD	1,180,926	ZAR	9,388,000	Citibank, N.A.	1/18/12	21,923
ZAR	225,000	USD	27,919	Citibank, N.A.	1/18/12	(141)
ZAR	572,000	USD	71,798	Deutsche Bank AG	1/18/12	(1,181)
CNY	7,134,419	USD	1,123,000	Barclays Bank Plc	1/31/12	9,609
CNY	6,734,710	USD	1,060,000	HSBC Securities, Inc.	1/31/12	9,154
CNY	5,295,900	USD	834,000	Standard Chartered Securities (North America), Inc.	1/31/12	6,739
CNY	11,446,200	USD	1,800,000	Standard Chartered Securities (North America), Inc.	1/31/12	17,116
USD	560,000	CNY	3,574,200	Barclays Bank Plc	1/31/12	(7,414)
USD	570,000	CNY	3,621,495	Deutsche Bank AG	1/31/12	(4,922)
USD	609,000	CNY	3,883,289	HSBC Securities, Inc.	1/31/12	(7,483)
USD	280,000	CNY	1,787,240	Standard Chartered Securities (North America), Inc.	1/31/12	(3,729)
USD	840,000	CNY	5,359,200	UBS AG	1/31/12	(10,788)
BRL	1,955,100	USD	1,050,000	UBS AG	2/02/12	(10,704)
BRL	1,285,060	USD	685,000	UBS AG	2/02/12	(1,885)
USD	685,000	BRL	1,285,745	Standard Chartered Securities (North America), Inc.	2/02/12	1,521
USD	680,000	BRL	1,287,920	UBS AG	2/02/12	(4,635)
MYR	1,668,705	USD	530,000	Citibank, N.A.	2/09/12	(5,015)
RUB	35,065,300	USD	1,090,000	BNP Paribas	2/09/12	(7,672)
RUB	17,699,000	USD	550,000	Deutsche Bank AG	2/09/12	(3,701)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	15

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	280,000	MYR	899,640	JPMorgan Chase Bank, N.A.	2/09/12	$(3,032)
USD	214,000	MYR	679,771	Standard Chartered Securities (North America), Inc.	2/09/12	140
USD	1,090,000	RUB	35,040,775	Deutsche Bank AG	2/09/12	8,429
USD	550,000	RUB	17,710,000	Goldman Sachs Bank USA	2/09/12	3,362
USD	494,000	PEN	1,345,873	Standard Chartered Securities (North America), Inc.	2/17/12	(3,182)
USD	222,000	BRL	424,353	Goldman Sachs Bank USA	3/02/12	(2,333)
Total						$(154,904)

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
7	U.S. Treasury Bonds (30 Year)	Chicago Board Options	March 2012	$1,013,688	$10,021

—	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
15	U.S. Treasury Bonds (10 Year)	Chicago Board Options	March 2012	$1,966,875	$(24,819)

—	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
4.93%(a)	6-month WIBOR	Deutsche Bank AG	6/07/12	PLN	28,540	$198,476
4.60%(a)	MXIBTIIE	Royal Bank of Scotland Plc	9/03/12	MXN	67,725	(8,751)
5.68%(a)	3-month JIBAR	UBS AG	2/19/13	ZAR	160,000	–
5.84%(a)	3-month JIBAR	UBS AG	2/26/13	ZAR	160,000	7,928
5.65%(a)	3-month JIBAR	UBS AG	3/11/13	ZAR	300,000	(3,716)
4.14%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	4/29/13	KRW	4,400,000	(33,229)
4.90%(a)	MXIBTIIE	UBS AG	9/24/13	MXN	60,185	(13,383)
4.86%(a)	MXIBTIIE	JPMorgan Chase Bank, N.A.	10/02/13	MXN	52,000	(14,758)
4.80%(a)	MXIBTIIE	UBS AG	10/02/13	MXN	41,260	(14,661)
4.90%(a)	MXIBTIIE	Deutsche Bank AG	12/10/13	MXN	50,000	(14,658)
Total						$103,248

(a)	Fund pays a floating interest rate and receives fixed rate.
(b)	Fund pays a fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
People’s Republic of China	1.00%	UBS AG	9/20/15	USD	1,530	$31,452
Republic of Germany	0.25%	Citibank, N.A.	3/20/16	USD	1,110	10,668
Republic of Peru	1.00%	Deutsche Bank AG	6/20/16	USD	510	2,298
Federative Republic of Brazil	1.00%	Citibank, N.A.	12/20/16	USD	3,550	(8,474)
Republic of Korea	1.00%	Deutsche Bank AG	12/20/16	USD	990	(1,494)
Republic of Korea	1.00%	Royal Bank of Scotland Plc	12/20/16	USD	270	(335)
Republic of Korea	1.00%	Royal Bank of Scotland Plc	12/20/16	USD	590	(890)
Republic of Korea	1.00%	Royal Bank of Scotland Plc	12/20/16	USD	1,073	(3,501)
Total						$29,724

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (concluded)	BlackRock Emerging Market Debt Portfolio

—  Credit default swaps on single-name issues - sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation
Federative Republic of Brazil	1.00%	Goldman Sachs Bank USA	9/20/16	BBB	USD1,880	$(33,824)

[1]	Using Standard & Poor’s (“S&P’s”) rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—  Credit default swaps on traded indexes - sold protection outstanding as of December 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.EM Series 16 Version 1	5.00%	JPMorgan Chase Bank, N.A.	12/20/16	AA	US	D 590	$6,618

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—	Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—	Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	–	$154,350	–	$154,350
Foreign Agency Obligations	–	7,304,395	–	7,304,395
Foreign Government Obligations	–	43,337,121	–	43,337,121
Short-Term Securities	$6,516,179	–	–	6,516,179
Total	$6,516,179	$50,795,866	–	$57,312,045

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$51,036	–	$51,036
Foreign currency exchange contracts	$32,879	517,986	–	550,865
Interest rate contracts	10,021	206,404	–	216,425
Liabilities:
Credit contracts	–	(48,518)	–	(48,518)
Foreign currency exchange contracts	(32,451)	(669,415)	–	(701,866)
Interest rate contracts	(24,819)	(103,156)	–	(127,975)
Total	$(14,370)	$(45,663)	–	$(60,033)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	17

Schedule of Investments December 31, 2011	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
France – 0.0%
Auto ABS, Series 2007-1, Class A, 1.58%, 2/25/19 (a)	EUR	93	$119,947
Ireland – 0.1%
Cars Alliance Funding Plc, Series 2007-1, Class A, 1.68%, 10/08/23 (a)		241	311,589
Italy – 0.2%
Auto ABS, Series 2007-2, Class A, 1.73%, 10/25/20 (a)		310	394,808
Luxembourg – 0.5%
Bumper 2 SA, Series 20011-2, Class A, 2.38%, 2/23/23 (a)		1,000	1,294,890
Netherlands – 0.5%
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16		366	475,889
Storm BV, Series 2010-1, Class A1, 2.22%, 3/22/52 (a)		703	903,818

			1,379,707
United Kingdom – 1.3%
Arkle Master Issuer Plc:
Series 2010-2A, Class 1A1, 1.87%, 8/17/13 (a)(b)	USD	2,025	2,020,073
Series 2006-1X, Class 5A1, 1.56%, 2/17/52 (a)	EUR	285	367,275
Holmes Master Issuer Plc, Series 2010-1A, Class A2, 1.80%, 10/15/54 (a)(b)	USD	841	838,946

			3,226,294
United States – 1.1%
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/19/17 (a)	GBP	550	867,375
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.40%, 7/25/37 (a)	USD	228	222,995
SLM Student Loan Trust, Series 2003-10, 5.15%, 12/15/39	GBP	1,280	1,753,035

			2,843,405
Total Asset-Backed Securities – 3.7%			9,570,640

Corporate Bonds
Australia – 1.7%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	3,180	3,320,982
European Investment Bank, 6.00%, 8/06/20		1,125	1,107,736

			4,428,718
Denmark – 0.0%
Nykredit Realkredit A/S, 2.09%, 10/01/38 (a)	DKK	5	864
Finland – 0.4%
Nordic Investment Bank, 6.00%, 8/20/14	AUD	1,035	1,098,698
France – 0.2%
BNP Paribas SA, 3.31%, 12/20/14 (a)	USD	566	532,933
Germany – 4.4%
Duesseldorfer Hypothekenbank AG, 1.88%, 12/13/13	EUR	1,100	1,439,654

Corporate Bonds	Par (000)		Value
Germany (concluded)
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	550	$571,756
4.13%, 7/04/17	EUR	560	810,101
5.50%, 1/22/18		5,000	7,725,095
2.63%, 8/16/19		650	862,401

			11,409,007
Ireland – 0.2%
DEPFA ACS Bank, 1.65%, 12/20/16	JPY	40,000	468,978
Japan – 0.3%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	650	732,738
Luxembourg – 2.4%
European Union:
3.25%, 11/07/14		2,050	2,770,436
3.13%, 1/27/15		2,500	3,371,827

			6,142,263
Netherlands – 1.3%
ABN AMRO Bank NV, 3.75%, 7/15/14		700	948,682
Fortis Bank Nederland NV, 3.38%, 5/19/14		750	1,018,105
LeasePlan Corp. NV, 3.25%, 5/22/14		950	1,285,513

			3,252,300
South Korea – 0.1%
POSCO, 5.25%, 4/14/21 (b)	USD	345	359,928
Spain – 0.9%
Banco Financiero y de Ahorros SA, 3.88%, 11/30/13	EUR	1,300	1,671,215
Telefonica Emisiones SAU, 5.46%, 2/16/21	USD	700	667,986

			2,339,201
Sweden – 1.1%
Svenska Handelsbanken AB, 2.88%, 9/14/12 (b)		1,700	1,716,077
Swedbank Hypotek AB, 2.00%, 1/31/14	EUR	921	1,199,988

			2,916,065
Switzerland – 1.1%
European Investment Bank, 2.00%, 8/29/16	CHF	2,440	2,733,681
United Kingdom – 2.1%
Lloyds TSB Bank Plc, 6.50%, 9/17/40	GBP	740	1,064,514
Network Rail Infrastructure Finance Plc, 4.88%, 11/27/15		1,630	2,883,849
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (b)	USD	600	630,900
Virgin Media Secured Finance Plc, 5.50%, 1/15/21	GBP	515	791,791

			5,371,054
United States – 2.0%
Altria Group, Inc.:
9.25%, 8/06/19	USD	194	260,495
10.20%, 2/06/39		292	454,387
COX Communications, Inc., 8.38%, 3/01/39 (b)		755	1,010,914
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		800	882,671
General Electric Capital Corp., 6.50%, 9/28/15	NZD	2,745	2,253,149

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Kraft Foods, Inc., 6.50%, 11/01/31	USD	185	$229,993

			5,091,609
Total Corporate Bonds – 18.2%			46,878,037

Foreign Agency Obligations
Canada – 1.2%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		2,900	3,015,756
Cayman Islands – 0.3%
IPIC GMTN Ltd., 5.50%, 3/01/22 (b)		680	680,000
France – 0.3%
EDF SA, 5.50%, 10/17/41	GBP	500	793,934
Ireland – 1.5%
The Governor & Co. of the Bank of Ireland, 2.75%, 3/02/12 (b)	USD	2,000	1,982,622
Irish Life & Permanent Group Holdings Plc, 3.60%, 1/14/13 (b)		2,100	1,836,610

			3,819,232
Japan – 4.0%
Development Bank of Japan, 1.05%, 6/20/23	JPY	813,000	10,327,086
Netherlands – 0.4%
MDC-GMTN BV, 3.75%, 4/20/16	USD	1,105	1,135,835
Philippines – 4.5%
Asian Development Bank, 2.35%, 6/21/27	JPY	800,000	11,535,403
Qatar – 0.2%
Qatari Diar Finance QSC, 5.00%, 7/21/20 (b)	USD	630	670,950
Spain – 0.2%
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	700	625,242
United Arab Emirates – 0.3%
Mubadala Development Co., 5.75%, 5/06/14	USD	625	671,875
Total Foreign Agency Obligations – 12.9%			33,275,313

Foreign Government Obligations
Australia – 8.2%
Australia Government Bond, 5.75%, 5/15/21	AUD	2,450	2,914,360
Australia Government Inflation Linked Bond, 3.00%, 9/20/25		465	612,512
New South Wales Treasury Corp. Inflation Linked Bond, 2.75%, 11/20/25		3,370	4,089,215
Queensland Treasury Corp., 6.00%, 9/14/17		12,305	13,620,186

			21,236,273
Belgium – 1.1%
Belgium Government Bond:
2.75%, 3/28/16	EUR	1,895	2,424,859
3.75%, 9/28/20		278	353,303

			2,778,162
Canada – 0.7%
Canadian Government Bonds:
3.25%, 6/01/21	CAD	275	300,118
4.00%, 6/01/41		1,075	1,385,497

			1,685,615
Denmark – 3.6%
Kingdom of Denmark, 3.13%, 3/17/14	EUR	6,800	9,212,761

Foreign Government Obligations	Par (000)		Value
Finland – 2.1%
Finland Government Bond, 4.25%, 7/04/15	EUR	3,725	$5,358,523
France – 4.1%
Republic of France, 4.00%, 10/25/38		6,999	9,543,062
Reseau Ferre de France, 5.50%, 12/01/21	GBP	600	1,077,436

			10,620,498
Germany – 1.9%
Bundesrepublik Deutschland:
4.75%, 7/04/40	EUR	400	763,419
3.25%, 7/04/42		585	897,401
Deutsche Bundesrepublik Inflation Linked Bond, 1.50%, 4/15/16		1,962	3,122,968

			4,783,788
Italy – 10.8%
Italy Buoni Poliennali Del Tesoro:
3.50%, 6/01/14		3,660	4,533,729
4.25%, 2/01/15		5,945	7,411,918
3.00%, 4/15/15		1,231	1,468,469
4.75%, 9/15/16		2,745	3,367,317
4.50%, 2/01/20		1,625	1,843,109
4.25%, 3/01/20		4,490	5,015,039
4.75%, 9/01/21		600	671,248
5.00%, 8/01/39		325	331,583
5.00%, 9/01/40		3,240	3,299,462

			27,941,874
Japan – 13.7%
Japan Government (10 Year Issue):
1.10%, 6/20/20	JPY	339,000	4,516,698
1.00%, 9/20/21		427,000	5,562,861
Japan Government (20 Year Issue):
2.10%, 12/20/27		1,029,000	14,402,457
1.80%, 9/20/31		477,000	6,263,189
Japan Government CPI Linked Bond:
Series 4, 0.50%, 6/10/15		279,000	3,631,571
Series 14, 1.20%, 12/10/17		66,300	883,438

			35,260,214
Poland – 1.6%
Republic of Poland:
5.00%, 4/25/16	PLN	6,200	1,781,054
5.13%, 4/21/21	USD	1,275	1,297,314
5.00%, 3/23/22		1,105	1,110,525

			4,188,893
Spain – 3.0%
Kingdom of Spain:
3.15%, 1/31/16	EUR	1,825	2,284,055
5.50%, 4/30/21		2,150	2,843,293
4.80%, 1/31/24		800	965,715
4.20%, 1/31/37		1,680	1,700,921

			7,793,984
Turks and Caicos Islands – 0.5%
Turks and Caicos Islands, 3.20%, 2/22/16 (b)	USD	1,330	1,393,576
United Kingdom – 4.4%
United Kingdom Treasury Bonds:
4.25%, 9/07/39	GBP	2,310	4,418,137

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	19

Schedule of Investments (continued)	BlackRock International Bond Portfolio (Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)			Value
United Kingdom (concluded)
4.25%, 12/07/40		GBP	670	$1,280,858
4.50%, 12/07/42			2,870	5,752,747
				11,451,742
Total Foreign Government Obligations — 55.7%				143,705,903

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.4%
United States — 0.4%
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 1.03%, 11/25/34 (a)		USD	640	555,168
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.00%, 1/25/35 (a)			554	532,819

				1,087,987
Commercial Mortgage-Backed Securities — 0.0%
United States — 0.0%
Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A3, 4.56%, 11/10/41			48	47,550
Total Non-Agency Mortgage-Backed Securities — 0.4%				1,135,537

Capital Trusts
United Kingdom — 0.4%
Aviva Plc:
5.70%, 9/29/49 (a)		EUR	260	250,359
5.90%, 11/29/49 (a)		GBP	750	751,258
Total Capital Trusts — 0.4%				1,001,617

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.13%, 11/15/41		USD	525	550,019
U.S. Treasury Notes:
2.13%, 8/15/21			4,325	4,435,828
2.00%, 11/15/21			4,275	4,323,761
Total U.S. Treasury Obligations — 3.6%				9,309,608
Total Long-Term Investments (Cost — $236,299,717) — 94.9%				244,876,655

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)			9,470,012	9,470,012
Total Short-Term Securities (Cost — $9,470,012) — 3.7%				9,470,012

Options Purchased	Notional Amount (000)
Over-the-Counter Put Swaptions
Pay a fixed rate of 2.700% and receive a floating rate based on the 3-month LIBOR, Expires, 1/27/12, Broker Deutsche Bank AG	USD		3,400	412
Total Options Purchased (Cost — $22,695) — 0.0%				412
Total Investments (Cost — $245,792,424) — 98.6%				254,347,079
Other Assets Less Liabilities — 1.4%				3,659,907
Net Assets — 100.0%				$258,006,986

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,736,067	2,733,945	9,470,012	$278	$7,225

(d)	Represents the current yield as of report date.

—	Foreign currency exchange contracts as of December 31, 2011 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	675,000	USD	703,553	Deutsche Bank AG	1/11/12	$(14,194)
AUD	655,000	USD	650,795	UBS AG	1/11/12	18,139
EUR	1,715,000	USD	2,332,331	Citibank, N.A.	1/11/12	(112,515)
EUR	350,000	USD	481,317	Citibank, N.A.	1/11/12	(28,293)
EUR	350,000	USD	474,530	Citibank, N.A.	1/11/12	(21,506)
EUR	350,000	USD	469,432	Citibank, N.A.	1/11/12	(16,408)
EUR	400,000	USD	544,397	Deutsche Bank AG	1/11/12	(26,656)
EUR	330,000	USD	446,384	UBS AG	1/11/12	(19,248)
USD	672,797	AUD	665,000	UBS AG	1/11/12	(6,349)
USD	677,635	AUD	665,000	UBS AG	1/11/12	(1,511)
USD	1,389,324	CHF	1,245,000	Citibank, N.A.	1/11/12	63,585
USD	875,191	EUR	655,000	Citibank, N.A.	1/11/12	27,390
USD	5,271,243	EUR	3,824,042	Citibank, N.A.	1/11/12	321,580
AUD	142,000	USD	138,694	Citibank, N.A.	1/18/12	6,201
AUD	1,260,000	USD	1,197,748	Royal Bank of Scotland Plc	1/18/12	87,933
CAD	4,033,000	USD	3,905,164	Deutsche Bank AG	1/18/12	51,874
GBP	310,000	USD	484,406	Citibank, N.A.	1/18/12	(3,063)
GBP	160,000	USD	247,619	Deutsche Bank AG	1/18/12	817
GBP	380,000	USD	608,967	UBS AG	1/18/12	(18,933)
JPY	256,270,000	USD	3,344,121	Citibank, N.A.	1/18/12	(13,661)
JPY	40,000,000	USD	514,178	Citibank, N.A.	1/18/12	5,658
JPY	77,585,000	USD	995,152	Citibank, N.A.	1/18/12	13,136
JPY	174,000,000	USD	2,230,549	Citibank, N.A.	1/18/12	30,738
JPY	2,147,483,000	USD	28,026,702	Deutsche Bank AG	1/18/12	(118,222)
JPY	280,000,000	USD	3,638,892	Deutsche Bank AG	1/18/12	(39)
JPY	20,255,000	USD	260,237	Deutsche Bank AG	1/18/12	2,995
JPY	3,417,349,977	USD	44,515,409	Royal Bank of Scotland Plc	1/18/12	(103,860)
JPY	46,290,000	USD	601,189	UBS AG	1/18/12	391
JPY	275,000,000	USD	3,535,809	UBS AG	1/18/12	38,065
MXN	31,960,000	USD	2,264,566	UBS AG	1/18/12	21,759
NOK	4,796,000	USD	813,898	UBS AG	1/18/12	(12,536)
NZD	2,000,000	USD	1,541,182	UBS AG	1/18/12	13,396
PLN	1,342,000	USD	397,374	Citibank, N.A.	1/18/12	(9,202)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock International Bond Portfolio

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	1,290,000	USD	192,670	Citibank, N.A.	1/18/12	$(5,420)
SEK	12,414,000	USD	1,798,836	Citibank, N.A.	1/18/12	3,117
SGD	1,708,000	USD	1,296,764	Citibank, N.A.	1/18/12	19,988
USD	588,481	AUD	586,000	Royal Bank of Scotland Plc	1/18/12	(9,463)
USD	22,577,427	AUD	23,979,000	UBS AG	1/18/12	(1,890,313)
USD	570,418	AUD	591,000	UBS AG	1/18/12	(32,628)
USD	412,019	CAD	434,000	Citibank, N.A.	1/18/12	(13,806)
USD	56,253	CAD	58,000	Royal Bank of Scotland Plc	1/18/12	(654)
USD	1,465,431	CHF	1,310,500	UBS AG	1/18/12	69,769
USD	119,552	GBP	76,000	Citibank, N.A.	1/18/12	1,546
USD	1,366,805	GBP	877,000	Citibank, N.A.	1/18/12	5,068
USD	463,774	GBP	295,000	Citibank, N.A.	1/18/12	5,721
USD	325,757	GBP	205,000	Citibank, N.A.	1/18/12	7,450
USD	334,711	GBP	210,000	Citibank, N.A.	1/18/12	8,639
USD	488,988	GBP	310,000	Deutsche Bank AG	1/18/12	7,645
USD	1,421,103	GBP	904,000	Deutsche Bank AG	1/18/12	17,444
USD	468,519	GBP	299,000	UBS AG	1/18/12	4,255
USD	10,824,347	JPY	842,000,000	Citibank, N.A.	1/18/12	(118,203)
USD	2,560,590	JPY	200,000,000	Citibank, N.A.	1/18/12	(38,591)
USD	975,371	JPY	76,000,000	Citibank, N.A.	1/18/12	(12,318)
USD	1,236,575	JPY	96,010,000	Citibank, N.A.	1/18/12	(11,162)
USD	404,439	JPY	31,395,000	Citibank, N.A.	1/18/12	(3,567)
USD	614,395	JPY	47,290,000	Citibank, N.A.	1/18/12	(181)
USD	354,545	JPY	27,235,000	Citibank, N.A.	1/18/12	601
USD	2,068,176	JPY	158,930,000	Citibank, N.A.	1/18/12	2,737
USD	581,810	JPY	44,555,000	Citibank, N.A.	1/18/12	2,777
USD	856,888	JPY	65,718,000	Citibank, N.A.	1/18/12	2,823
USD	846,902	JPY	66,025,000	Deutsche Bank AG	1/18/12	(11,152)
USD	626,378	JPY	48,198,000	Deutsche Bank AG	1/18/12	2
USD	553,520	JPY	43,125,000	Royal Bank of Scotland Plc	1/18/12	(6,928)
USD	696,066	JPY	54,000,000	Royal Bank of Scotland Plc	1/18/12	(5,712)
USD	137,239	JPY	10,505,000	Royal Bank of Scotland Plc	1/18/12	717
USD	708,580	JPY	54,310,000	Royal Bank of Scotland Plc	1/18/12	2,772
USD	910,570	JPY	69,696,000	Royal Bank of Scotland Plc	1/18/12	4,807
USD	673,270	JPY	51,000,000	Royal Bank of Scotland Plc	1/18/12	10,479
USD	10,459,433	JPY	803,729,000	Royal Bank of Scotland Plc	1/18/12	14,249
USD	4,033,340	NZD	5,408,000	UBS AG	1/18/12	(170,238)
USD	273,387	PLN	860,000	Citibank, N.A.	1/18/12	24,633
USD	498,576	SEK	3,370,000	Citibank, N.A.	1/18/12	9,404
EUR	2,600,000	USD	3,495,185	Citibank, N.A.	1/25/12	(129,543)
EUR	2,560,000	USD	3,346,890	Citibank, N.A.	1/25/12	(33,027)
EUR	295,000	USD	399,777	Citibank, N.A.	1/25/12	(17,906)
EUR	400,000	USD	522,912	Citibank, N.A.	1/25/12	(5,121)
EUR	355,000	USD	461,209	Citibank, N.A.	1/25/12	(1,669)
EUR	318,000	USD	412,903	Citibank, N.A.	1/25/12	(1,259)
EUR	5,914,000	USD	8,051,527	Deutsche Bank AG	1/25/12	(395,984)
EUR	400,000	USD	549,128	Deutsche Bank AG	1/25/12	(31,336)
EUR	285,000	USD	391,563	Deutsche Bank AG	1/25/12	(22,637)
EUR	260,000	USD	357,379	Deutsche Bank AG	1/25/12	(20,815)
EUR	10,753,300	USD	14,230,337	HSBC Securities, Inc.	1/25/12	(310,427)
EUR	600,000	USD	822,125	Royal Bank of Scotland Plc	1/25/12	(45,438)
USD	256,017	EUR	190,000	Citibank, N.A.	1/25/12	10,067
USD	252,934	EUR	185,000	Citibank, N.A.	1/25/12	13,455
USD	614,355	EUR	455,000	Citibank, N.A.	1/25/12	25,367
USD	744,912	EUR	540,000	Citibank, N.A.	1/25/12	45,894
USD	1,758,934	EUR	1,290,000	Citibank, N.A.	1/25/12	89,058
USD	2,393,206	EUR	1,765,000	Citibank, N.A.	1/25/12	108,452
USD	23,050,500	EUR	16,764,000	Citibank, N.A.	1/25/12	1,349,872
USD	34,854	EUR	26,000	Deutsche Bank AG	1/25/12	1,198
USD	340,172	EUR	255,000	Deutsche Bank AG	1/25/12	10,080
USD	409,553	EUR	304,000	Deutsche Bank AG	1/25/12	16,032
USD	480,175	EUR	345,000	Deutsche Bank AG	1/25/12	33,580
USD	396,570	EUR	280,000	Deutsche Bank AG	1/25/12	34,116
USD	1,086,006	EUR	810,000	Deutsche Bank AG	1/25/12	37,479
USD	2,639,278	EUR	1,910,000	Deutsche Bank AG	1/25/12	166,825
USD	747,178	EUR	575,000	Royal Bank of Scotland Plc	1/25/12	2,853
USD	267,425	EUR	194,500	Royal Bank of Scotland Plc	1/25/12	15,649
USD	393,202	EUR	286,000	Royal Bank of Scotland Plc	1/25/12	22,981
USD	3,914,550	EUR	3,000,000	UBS AG	1/25/12	31,116
USD	756,964	EUR	555,000	UBS AG	1/25/12	38,529
USD	2,558,312	EUR	1,877,000	UBS AG	1/25/12	128,577
USD	248,877	JPY	19,445,000	Citibank, N.A.	1/25/12	(3,856)
CZK	17,489,675	EUR	695,000	UBS AG	2/06/12	(14,178)
EUR	695,000	CZK	17,802,147	Goldman Sachs Bank USA	2/06/12	(1,644)
PLN	5,406,474	EUR	1,205,000	JPMorgan Chase Bank, N.A.	2/07/12	768
MYR	5,812,131	USD	1,846,000	Citibank, N.A.	2/09/12	(17,467)
USD	520,000	MYR	1,631,330	Citibank, N.A.	2/09/12	6,773
JPY	584,000,000	USD	7,529,111	Citibank, N.A.	2/10/12	63,509
USD	1,729,721	JPY	133,000,000	Deutsche Bank AG	2/10/12	580
CNY	26,492,280	USD	4,155,000	Citibank, N.A.	2/13/12	50,276

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	21

Schedule of Investments (continued)	BlackRock International Bond Portfolio

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,161,343	CNY	26,492,280	Deutsche Bank AG	2/13/12	$(43,933)
EUR	2,610,000	NOK	20,547,267	Citibank, N.A.	2/27/12	(48,407)
NOK	5,265,311	EUR	675,000	Deutsche Bank AG	2/27/12	4,404
DKK	13,368,000	USD	2,406,247	Royal Bank of Scotland Plc	3/01/12	(77,196)
USD	256,568	DKK	1,445,000	Citibank, N.A.	3/01/12	4,812
Total						$(835,773)

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
38	Canadian Government Bonds (10 Year)	Montreal	March 2012	$4,992,314	$65,010
17	Euro-Bobl	Eurex	March 2012	$2,752,695	47,773
85	Euro-Bund	Eurex	March 2012	$15,295,930	436,381
11	Japanese Government Bonds (10 Year)	Tokyo	March 2012	$20,352,215	81,597
3	Ultra Treasury Bonds	Chicago Board Options	March 2012	$480,562	12,545
Total					$643,306
—	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
252	Australian Government Bonds (3 Year)	Sydney	March 2012	$74,799,797	$61,195
19	Australian Government Bonds (10 Year)	Sydney	March 2012	$16,541,731	(23,145)
68	U.S. Treasury Notes (5 Year)	Chicago Board Options	March 2012	$8,381,531	(50,323)
338	Euro-Schatz	Eurex	March 2012	$48,268,841	(121,927)
24	Gilt British	London	March 2012	$4,358,927	(129,197)
135	U.S. Treasury Notes (2 Year)	Chicago Board Options	March 2012	$29,773,828	(25,023)
93	U.S. Treasury Notes (10 Year)	Chicago Board Options	March 2012	$12,194,625	(153,192)
20	U.S. Treasury Bonds (30 Year)	Chicago Board Options	March 2012	$2,896,250	(35,113)
Total					$(476,725)

—	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.60%(a)	6-month EURIBOR	Deutsche Bank AG	10/18/13	EUR	5,735	$35,361
1.52%(a)	6-month EURIBOR	Deutsche Bank AG	10/20/13	EUR	7,600	30,356
2.27%(b)	3-month LIBOR	Deutsche Bank AG	12/05/21	USD	1,400	(35,466)
Total						$30,251

(a)	Fund pays a floating interest rate and receives fixed rate.
(b)	Fund pays a fixed interest rate and receives floating rate.

—	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Xstrata Finance (Canada) Ltd.	1.00%	Credit Suisse International	12/20/16	EUR 735	$(32,941)

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (concluded)	BlackRock International Bond Portfolio

—	Credit default swaps on single-name issues - sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Imperial Tobacco Group Plc	0.71%	Barclays Bank Plc	9/20/12	BBB	EUR	1,300	$ 4,999
Glencore International AG	1.00%	Credit Suisse International	12/20/16	BBB	EUR	590	12,469
Alstom SA	1.00%	Deutsche Bank AG	3/20/17	BBB	EUR	1,225	(259)
Total							$17,209

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—	Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—	Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$9,570,640	–	$9,570,640
Corporate Bonds	–	46,878,037	–	46,878,037
Foreign Agency Obligations	–	33,275,313	–	33,275,313
Foreign Government Obligations	–	143,705,903	–	143,705,903
Non-Agency Mortgage-Backed Securities	–	1,135,537	–	1,135,537
Capital Trusts	–	1,001,617	–	1,001,617
U.S. Treasury Obligations	–	9,309,608	–	9,309,608
Short-Term Securities	$9,470,012	–	–	9,470,012
Total	$9,470,012	$244,876,655	–	$254,346,667

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$17,468	–	$17,468
Foreign currency exchange contracts	–	3,242,602	–	3,242,602
Interest rate contracts.	$704,501	66,129	–	770,630
Liabilities:
Credit contracts	–	(33,200)	–	(33,200)
Foreign currency exchange contracts	–	(4,078,375)	–	(4,078,375)
Interest rate contracts	(537,920)	(35,466)	–	(573,386)
Total	$166,581	$(820,842)	–	$(654,261)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	23

Schedule of Investments December 31, 2011	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds – 4.6%
BlackRock Emerging Market Debt Portfolio, BlackRock Class	1,667,264	$17,206,170
BlackRock Floating Rate Income Portfolio, Institutional Class	10,757,124	107,893,953
iShares JPMorgan USD Emerging Markets Bond Fund	35,500	3,896,125
Total Affiliated Investment Companies – 4.6%		128,996,248

Asset-Backed Securities	Par (000)	Value
United States – 6.2%
321 Henderson Receivables I LLC, Series 2010-3A, Class A, 3.82%, 1/15/32 (b)	USD 3,704	3,648,649
Ally Auto Receivables Trust, Series 2010-5, Class C, 2.90%, 5/15/17 (b)	2,470	2,523,350
AmeriCredit Automobile Receivables Trust:
Series 2011-1, Class C, 2.85%, 8 /08/16	4,345	4,314,910
Series 2011-2, Class C, 3.19%, 10/12/16	7,400	7,411,825
Series 2011-3, Class D, 4.04%, 7/10/17	2,000	1,986,853
Series 2011-5, Class C, 3.44%, 10/08/15	4,500	4,509,414
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/19/17 (c)	GBP 1,500	2,365,568
Credit Acceptance Auto Loan Trust:
Series 2010-1, Class A, 2.06%, 4/16/18 (b)	USD 3,773	3,759,229
Series 2010-1, Class B, 3.63%, 10/15/18 (b)	5,450	5,445,364
Series 2011-1, Class A, 2.61%, 3/15/19 (b)	5,000	4,970,850
DT Auto Owner Trust:
Series 2011-1A, Class B, 1.94%, 7/15/12 (b)	6,000	5,998,033
Series 2011-3A, Class C, 4.03%, 2/15/14 (b)	1,840	1,831,375
Series 2011-3A, Class D, 5.83%, 11/15/14 (b)	7,295	7,422,378
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF16, Class 2A4, 0.50%, 12/25/36 (c)	11,870	3,530,019
GSAA Trust, Series 2005-11, Class 2A1, 0.57%, 10/25/35 (c)	4,921	3,350,193
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3, 0.45%, 7/25/37 (c)	17,240	6,353,836
Nelnet Student Loan Trust, Series 2006-1, Class A5, 0.61%, 8/23/27 (c)	1,910	1,766,043
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 6/15/13 (b)	8,154	8,078,730
Series 2011-S1A, Class C, 2.01%, 6/15/13 (b)	12,588	12,366,977
Series 2011-S1A, Class D, 3.15%, 6/15/13 (b)	5,718	5,662,677
Series 2011-WO, Class C, 3.19%, 8/15/14 (b)	9,310	9,394,721
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14	1,380	1,376,384
Series 2010-2, Class C, 3.89%, 7/17/17	2,580	2,594,838
Series 2010-3, Class B, 2.05%, 5/15/15	3,120	3,103,534

Asset-Backed Securities	Par (000)		Value
United States (concluded)
Series 2010-B, Class C, 3.02%, 10/17/16 (b)	USD	10,750	$10,657,010
Series 2011-3, Class C, 3.09%, 5/15/17		1,000	994,945
Series 2011-4, Class C, 3.82%, 5/15/15		445	445,518
Series 2011-S1A, Class B, 1.48%, 7/15/13 (b)		3,110	3,077,151
Series 2011-S1A, Class C, 1.89%, 5/15/13 (b)		1,491	1,473,145
Series 2011-S1A, Class D, 3.10%, 3/15/13 (b)		5,569	5,520,748
Series 2011-S2A, Class C, 2.86%, 8/15/13 (b)		191	189,291
Series 2011-S2A, Class D, 3.35%, 6/15/13 (b)		5,072	4,996,131
Scholar Funding Trust, Series 2011-A, Class A, 1.32%, 7/28/34 (b)(c)		6,209	5,949,423
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.95%, 3/15/22 (c)		7,860	7,568,765
Series 2004-B, Class A2, 0.75%, 6/15/21 (c)		3,772	3,614,228
Series 2008-5, Class A3, 1.72%, 1/25/18 (c)		7,885	8,008,179
Wells Fargo Home Equity Trust, Series 2006-3, Class A2, 0.44%, 1/25/37 (c)		9,094	5,175,723
Total Asset-Backed Securities – 6.2%			171,436,007

Collateralized Debt Obligations
Cayman Islands – 1.9%
ARES CLO Ltd., Series 2006-5RA, Class A2, 0.76%, 2/24/18 (b)(c)		748	715,577
Atrium CDO Corp., Series 5A, Class A4, 0.87%, 7/20/20 (b)(c)		6,500	5,053,750
Ballyrock CDO Ltd., Series 2006-1A, Class B, 0.86%, 8/28/19 (b)(c)		4,000	3,150,000
Chatham Light CLO Ltd., Series 2005-2A, Class A2, 0.83%, 8/03/19 (b)(c)		3,300	2,823,150
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16		4,000	3,899,600
Franklin CLO Ltd., Series 6A, Class B, 0.89%, 8/09/19 (b)(c)		6,000	4,803,000
Fraser Sullivan CLO Ltd.:
Series 2006-2A, Class B, 0.96%, 12/20/20 (b)(c)		2,000	1,590,000
Series 2011-5A, Class D, 4.55%, 2/23/21 (b)(c)		5,000	3,575,000
Genesis CLO Ltd., Series 2007-2A, Class D, 4.39%, 1/10/16 (b)(c)		1,000	890,000
Goldman Sachs Asset Management CLO Plc, Series 2007-1A, Class B, 0.88%, 8/01/22 (b)(c)		2,500	1,875,000
Integral Funding, Inc., Series 2007-1X, Class A3, 1.75%, 9/27/17 (c)		1,000	920,000
Jersey Street CLO Ltd., Series 2006-1A, Class C, 1.16%, 10/20/18 (b)(c)		2,000	1,390,000
KKR CLO Trust, Series 2007-1A, Class C, 1.91%, 5/15/21 (b)(c)		5,000	3,650,000
Lightpoint CLO Ltd., Series 2006-5A, Class B, 1.15%, 8/05/19 (b)(c)		3,000	2,010,000
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2004-4A, Class A2, 1.18%, 5/03/18 (b)(c)		5,800	5,191,000
Pangaea CLO Ltd., Series 2007-1A, Class A2, 0.91%, 10/21/21 (b)(c)		4,000	3,140,000
Suffield CLO Ltd./Suffield CLO Corp., 2.44%, 9/26/14 (b)(c)		5,000	4,475,000

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Collateralized Debt Obligations	Par (000)		Value
Cayman Islands (concluded)
Valeo Investment Grade CDO Ltd., Series 2A, Class A2, 1.45%, 6/01/13 (b)(c)	USD	2,945	$2,915,084

			52,066,161
United States – 0.4%
Canaras Summit CLO Ltd., Series 2007-1A, Class C, 1.36%, 6/19/21 (b)(c)		2,250	1,541,250
CSAM Funding, Series 1X, Class B2, 1.68%, 3/29/16 (c)		2,100	1,932,000
Greyrock CDO Ltd., Series 2005-1X, Class A2L, 0.88%, 11/15/17 (c)		5,000	4,211,500
MAPS CLO Fund LLC, Series 2005-1A, Class C, 1.52%, 12/21/17 (b)(c)		5,000	4,390,000

			12,074,750
Total Collateralized Debt Obligations – 2.3%			64,140,911

Corporate Bonds
Australia – 0.1%
Newcrest Finance Pty Ltd., 4.45%, 11/15/21 (b)		3,865	3,812,320
Belgium – 0.1%
Ontex IV SA, 7.50%, 4/15/18	EUR	1,500	1,708,406
Bermuda – 0.1%
Digicel Ltd., 8.25%, 9/01/17 (b)	USD	2,345	2,356,725
Brazil – 0.1%
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (b)		2,145	2,102,100
British Virgin Islands – 0.0%
Franshion Development Ltd., 6.75%, 4/15/21 (b)		1,300	1,017,250
Canada – 1.4%
Barrick Gold Corp., 2.90%, 5/30/16		7,500	7,697,573
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (b)		7,875	7,506,426
Kinder Morgan Finance Co. ULC, 5.70%, 1/05/16		3,900	3,987,750
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (b)		1,260	1,305,675
MEG Energy Corp., 6.50%, 3/15/21 (b)		3,130	3,200,425
Nexen, Inc., 6.20%, 7/30/19		4,875	5,665,267
Nova Chemicals Corp., 8.38%, 11/01/16		2,500	2,725,000
Novelis, Inc.:
8.38%, 12/15/17		5,000	5,312,500
8.75%, 12/15/20		1,930	2,069,925

			39,470,541
Cayman Islands – 0.5%
China Resources Land Ltd., 4.63%, 5/19/16		3,000	2,948,316
Transocean, Inc., 6.38%, 12/15/21		11,650	12,382,587

			15,330,903
France – 0.5%
AXA SA, 5.25%, 4/16/40 (c)	EUR	5,400	5,100,210
CNP Assurances, 6.00%, 9/14/40 (c)		1,250	1,007,465
Eutelsat SA, 5.00%, 1/14/19		1,100	1,436,668
Lafarge SA, 7.13%, 7/15/36	USD	990	874,103
Unibail-Rodamco SE, 3.88%, 12/13/17	EUR	1,950	2,557,626
Vallourec SA, 4.25%, 2/14/17		1,900	2,490,174

			13,466,246
Germany – 0.5%
Commerzbank AG, 6.38%, 3/22/19		6,000	5,505,665
Deutsche Bank AG, 3.63%, 3/09/17 (c)		4,100	4,245,067
IVG Immobilien AG, 8.00%, 5/29/49 (c)		200	176,018

Corporate Bonds	Par (000)		Value
Germany (concluded)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17	EUR	3,610	$4,824,079

			14,750,829
Ireland – 0.0%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17		754	956,345
Israel – 0.2%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	USD	1,430	1,454,503
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		3,710	3,773,571

			5,228,074
Italy – 0.1%
UniCredit SpA:
5.00%, 2/01/16	GBP	450	439,224
5.75%, 9/26/17	EUR	3,000	2,887,346

			3,326,570
Luxembourg – 0.5%
ArcelorMittal, 9.85%, 6/01/19	USD	7,520	8,363,864
Finmeccanica Finance SA, 5.25%, 1/21/22	EUR	750	655,867
Intelsat Luxembourg SA:
11.50%, 2/04/17 (b)(d)	USD	3,150	3,039,750
11.50%, 2/04/17 (d)		760	733,400

			12,792,881
Netherlands – 1.1%
ABN AMRO Bank NV, 6.38%, 4/27/21	EUR	1,345	1,585,895
Allianz Finance II BV, 5.75%, 7/08/41 (c)		5,400	5,946,437
ING Bank NV, 6.13%, 5/29/23 (c)		740	823,452
ING Groep NV, 4.13%, 3/23/15		7,357	9,407,514
ING Verzekeringen NV:
3.27%, 6/21/21 (c)		1,360	1,482,068
3.27%, 6/21/21 (c)		2,000	2,179,512
LyondellBasell Industries NV, 6.00%, 11/15/21 (b)	USD	1,810	1,877,875
New World Resources NV, 7.88%, 5/01/18	EUR	1,067	1,289,542
PostNL NV, 5.38%, 11/14/17		2,400	3,113,642
Repsol International Finance BV, 4.25%, 2/12/16		1,300	1,697,300

			29,403,237
Singapore – 0.4%
CapitaLand Ltd., 2.88%, 9/03/16	SGD	5,000	3,540,727
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22	USD	7,000	6,697,243

			10,237,970
South Africa – 0.1%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		1,915	1,902,466
Spain – 0.1%
Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31	EUR	1,500	966,271
Telefonica Emisiones SAU, 3.99%, 2/16/16	USD	2,000	1,923,002

			2,889,273
Switzerland – 0.2%
Credit Suisse AG, 5.40%, 1/14/20		5,000	4,715,825
United Arab Emirates – 0.0%
ICICI Bank Ltd./Dubai, 4.75%, 11/25/16 (b)		1,350	1,282,690
United Kingdom – 1.7%
Barclays Bank Plc, 6.00%, 1/14/21	EUR	5,300	5,707,592

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	25

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United Kingdom (concluded)
BAT International Finance Plc, 3.63%, 11/09/21	EUR	2,050	$2,622,695
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	985	1,026,424
HSBC Holdings Plc, 6.25%, 3/19/18	EUR	5,350	7,118,329
Imperial Tobacco Finance Plc, 5.00%, 12/02/19		1,760	2,385,527
Infinis Plc, 9.13%, 12/15/14	GBP	1,750	2,744,906
LBG Capital No.1 Plc, 7.59%, 5/12/20		1,715	1,944,263
Lloyds TSB Bank Plc:
6.38%, 6/17/16	EUR	1,250	1,667,961
6.50%, 9/17/40	GBP	1,650	2,373,579
Nationwide Building Society, 6.75%, 7/22/20	EUR	840	880,498
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (b)	USD	2,150	2,260,725
OTE Plc, 6.00%, 2/12/15 (e)	EUR	2,225	1,747,402
Priory Group No. 3 Plc, 7.00%, 2/15/18	GBP	104	146,975
Punch Taverns Finance Plc, 7.27%, 4/15/22		510	689,061
The Unique Pub Finance Co. Plc, Series A4, 5.66%, 6/30/27		4,291	4,064,962
Virgin Media Secured Finance Plc:
6.50%, 1/15/18	USD	5,000	5,312,500
7.00%, 1/15/18	GBP	2,102	3,460,244

			46,153,643
United States – 17.0%
ACCO Brands Corp., 10.63%, 3/15/15	USD	6,700	7,453,750
Alabama Power Co., 3.95%, 6/01/21		3,165	3,471,568
American International Group, Inc., 5.45%, 5/18/17		2,305	2,202,750
Amgen, Inc.:
4.38%, 12/05/18	EUR	800	1,092,583
5.50%, 12/07/26	GBP	530	858,295
Anadarko Petroleum Corp.:
5.95%, 9/15/16	USD	1,149	1,302,449
6.38%, 9/15/17		14,000	16,227,876
ARAMARK Corp., 8.50%, 2/01/15		2,000	2,050,000
Building Materials Corp. of America, 6.88%, 8/15/18 (b)		5,000	5,250,000
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		1,500	1,591,875
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		1,015	989,625
Calpine Corp., 7.25%, 10/15/17 (b)		8,000	8,400,000
Capital One Financial Corp.:
3.15%, 7/15/16		9,575	9,615,971
4.75%, 7/15/21		5,875	6,046,039
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		3,320	3,834,600
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21		3,000	3,037,500
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19 (b)		7,430	7,727,200
CIT Group, Inc.:
7.00%, 5/02/16 (b)		5,000	4,993,750
7.00%, 5/01/17		3,098	3,098,000
7.00%, 5/02/17 (b)		850	848,938
Citigroup, Inc., 5.00%, 9/15/14		12,600	12,470,321
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17		9,000	9,720,000
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		854	1,145,918
5.95%, 12/15/36		1,551	1,652,947
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		5,000	4,981,980
Constellation Energy Group, Inc.:
7.60%, 4/01/32		1,350	1,739,642
5.15%, 12/01/20		670	726,039

Corporate Bonds	Par (000)		Value
United States (continued)
Credit Acceptance Corp., 9.13%, 2/01/17 (b)	USD	3,800	$3,961,500
Credit Suisse Group Finance US, Inc., 3.63%, 9/14/20 (c)	EUR	1,775	1,961,969
Cricket Communications, Inc., 7.75%, 5/15/16	USD	3,000	3,097,500
CSC Holdings LLC, 8.50%, 4/15/14		2,154	2,382,863
Delphi Corp., 6.13%, 5/15/21 (b)		2,000	2,060,000
Discover Bank, 8.70%, 11/18/19		725	826,634
DISH DBS Corp., 6.75%, 6/01/21		2,220	2,392,050
Dollar General Corp., 11.88%, 7/15/17 (d)		5,000	5,525,000
The Dow Chemical Co., 4.13%, 11/15/21		2,670	2,738,672
Duke Energy Carolinas LLC, 4.25%, 12/15/41		2,805	2,934,717
El Paso Corp.:
7.00%, 6/15/17		2,500	2,739,130
6.50%, 9/15/20		1,830	1,978,219
7.75%, 1/15/32		3,000	3,465,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		10,500	11,077,500
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		5,000	5,100,000
Enterprise Products Operating LLC, 6.30%, 9/15/17		6,450	7,553,776
ERP Operating LP, 4.63%, 12/15/21		3,775	3,849,571
First Data Corp.:
7.38%, 6/15/19 (b)		3,415	3,210,100
8.25%, 1/15/21 (b)		2,300	2,058,500
Ford Motor Credit Co. LLC, 7.00%, 4/15/15		5,110	5,493,250
Forest Oil Corp., 8.50%, 2/15/14		2,220	2,419,800
Frac Tech Services LLC/Frac Tech Finance, Inc., 7.63%, 11/15/18 (b)		5,000	5,237,500
Gilead Sciences, Inc., 4.40%, 12/01/21		3,250	3,440,749
HCA, Inc.:
8.50%, 4/15/19		5,000	5,475,000
6.50%, 2/15/20		8,000	8,300,000
Health Management Associates, Inc., 7.38%, 1/15/20 (b)		2,270	2,360,800
The Hertz Corp., 6.75%, 4/15/19		4,225	4,235,563
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21 (b)		5,000	4,900,000
International Paper Co.:
4.75%, 2/15/22		7,700	8,184,730
6.00%, 11/15/41		5,515	5,987,156
Jarden Corp., 8.00%, 5/01/16		5,000	5,400,000
Jersey Central Power & Light Co., 7.35%, 2/01/19		1,525	1,914,781
JPMorgan Chase & Co., 3.88%, 9/23/20	EUR	2,000	2,512,304
JPMorgan Chase Bank, N.A., 6.00%, 10/01/17	USD	5,000	5,378,525
Laredo Petroleum, Inc., 9.50%, 2/15/19 (b)		3,000	3,180,000
Level 3 Financing, Inc.:
8.75%, 2/15/17		1,670	1,699,225
8.13%, 7/01/19 (b)		7,765	7,648,525
Lowe’s Cos., Inc., 5.13%, 11/15/41		4,500	4,985,995
Lyondell Chemical Co., 11.00%, 5/01/18		6,682	7,300,577
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		6,260	6,995,375
7.45%, 7/15/17		13,264	15,486,914
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		110	111,513
6.63%, 11/15/20		2,000	1,865,000
MGM Resorts International:
10.38%, 5/15/14		3,170	3,621,725
11.13%, 11/15/17		6,620	7,546,800
Momentive Performance Materials, Inc., 12.50%, 6/15/14		5,000	5,300,000
Morgan Stanley, 5.50%, 7/28/21		4,000	3,698,540
The New York Times Co., 6.63%, 12/15/16		10,000	10,136,500

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
United States (concluded)
Peabody Energy Corp., 6.25%, 11/15/21 (b)	USD 13,000	$13,455,000
Pioneer Natural Resources Co.:
6.88%, 5/01/18	2,100	2,375,050
7.20%, 1/15/28	4,010	4,584,376
Plains Exploration & Production Co.:
10.00%, 3/01/16	4,590	5,083,425
6.75%, 2/01/22	2,905	3,042,987
Premier Oil, 5.11%, 5/10/18	12,700	12,954,000
Prudential Financial, Inc., 7.38%, 6/15/19	7,510	8,877,263
QVC, Inc., 7.50%, 10/01/19 (b)	2,000	2,145,000
Radian Group, Inc.:
5.63%, 2/15/13	3,270	2,113,237
5.38%, 6/15/15	4,975	2,300,937
Range Resources Corp.:
7.25%, 5/01/18	5,620	6,013,400
5.75%, 6/01/21	1,690	1,829,425
Realogy Corp., 7.88%, 2/15/19 (b)	4,265	3,710,550
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg SA:
7.88%, 8/15/19 (b)	7,125	7,445,625
6.88%, 2/15/21 (b)	6,010	5,979,950
Rockies Express Pipeline LLC:
3.90%, 4/15/15 (b)	1,124	1,110,728
6.85%, 7/15/18 (b)	1,876	1,938,283
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17 (b)	2,500	2,912,500
Sally Holdings LLC/Sally Capital, Inc., 6.88%, 11/15/19 (b)	3,335	3,485,075
Sprint Capital Corp., 6.88%, 11/15/28	4,560	3,254,700
Sprint Nextel Corp., 9.00%, 11/15/18 (b)	9,850	10,342,500
TMX Finance LLC/TitleMax Finance Corp.:
13.25%, 7/15/15	1,000	1,100,000
13.25%, 7/15/15	1,500	1,650,000
TransDigm, Inc., 7.75%, 12/15/18	3,000	3,225,000
Universal City Development Partners Ltd./UCDP
Finance, Inc., 8.88%, 11/15/15	4,723	5,230,723
Vornado Realty LP, 5.00%, 1/15/22	6,125	6,175,764
Western Gas Partners LP, 5.38%, 6/01/21	9,995	10,596,399

		475,191,061
Total Corporate Bonds – 24.7%		688,095,355

Floating Rate Loan Interests (c)
United States – 2.3%
Avaya, Inc., Term B-1 Loan, 3.26%, 10/24/14	328	312,884
Caesar’s Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-1 Loan, 3.42%, 1/28/15	2,500	2,167,200
Term B-3 Loan, 3.42% - 3.58%, 1/28/15	2,469	2,140,075
Term B-4 Loan, 9.50%, 10/31/16	3,491	3,466,866
Coinmach Service Corp., Term Loan, 3.29%, 11/14/14	987	885,964
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	1,493	1,414,144
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	1,938	1,946,655
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	3,548	3,586,197
Emdeon, Inc., Term B Loan, 6.75%, 11/02/18	1,000	1,007,000
First Data Corp.:
2018 Dollar Term Loan, 4.29%, 3/26/18	2,545	2,124,317
Non Extending B-2 Term Loan, 3.04%, 9/24/14	271	245,275
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16	1,396	1,393,639

Floating Rate Loan Interests(c)	Par (000)	Value
United States (concluded)
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18	USD 8,681	$8,605,413
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Consolidated Term Loan, 6.50%, 8/04/16	2,469	2,357,637
iStar Financial, Inc., Tranche A-1 Loan, 5.00%, 6/28/13	1,932	1,916,723
Laureate Education, Inc.:
Closing Date Term Loan, 3.40%, 8/15/14	1,288	1,207,381
Extended Term Loan, 5.25%, 6/15/18	193	176,486
Level 3 Financing, Inc.:
Tranche A Term Loan, 2.65%, 3/13/14	1,000	953,440
Tranche B II Term Loan, 5.75%, 9/01/18	6,050	5,954,713
Nuveen Investments, Inc., Extended First-Lien Term Loan, 5.92% - 6.08%, 5/13/17	539	516,748
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), Term Loan, 6.25%, 12/05/18	1,000	992,660
Pierre Foods, Inc., Loan (First Lien), 7.00% - 7.50%, 9/30/16	1,485	1,478,971
Realogy Corp.:
Extended (First Lien) Term Loan, 4.69%, 10/10/16	2,874	2,554,486
Extended Synthetic Commitment, 0.15% - 4.40%, 10/10/16	144	127,817
Reynolds Group Holdings, Inc., Tranche C Term Loan, 6.50%, 8/09/18	2,467	2,448,929
Sequa Corp.:
Term Loan, 3.63% - 3.70%, 12/03/14	1,000	971,670
Tranche 1 2011 New Term Loan, 6.25% - 7.00%, 12/03/14	675	680,063
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17	2,500	2,171,350
Terex Corp., U.S. Term Loan, 5.50%, 4/28/17	998	1,001,550
Toys ‘R’ Us-Delaware, Inc., Initial Loan, 6.00%, 9/01/16	992	976,891
U.S. Foodservice, Inc., Term Loan, 2.78% - 2.80%, 7/03/14	987	914,698
UPC Financing Partnership, Facility AB, 4.75%, 12/31/17	830	811,325
Vodafone Americas Finance 2, Inc., New Series A Loans, 6.25%, 7/11/16	5,000	4,962,500
Total Floating Rate Loan Interests – 2.3%		62,471,667

Foreign Agency Obligations
Brazil – 0.4%
Petrobras International Finance Co.:
3.88%, 1/27/16	5,420	5,583,744
5.88%, 3/01/18	4,800	5,252,971
5.75%, 1/20/20	410	438,749

		11,275,464
Canada – 1.1%
Hydro Quebec:
9.40%, 2/01/21	3,030	4,615,493
8.40%, 1/15/22	3,800	5,556,531
8.05%, 7/07/24	14,670	21,815,786

		31,987,810
India – 0.2%
Bank of India, 6.25%, 2/16/21	5,000	4,775,820
Japan – 0.0%
Japan Finance Corp., 1.88%, 9/24/15	40	40,641

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	27

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Luxembourg – 0.1%
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17	USD	1,370	$1,368,287
Netherlands – 0.1%
EnBW International Finance BV, 6.13%, 7/07/39	EUR	1,700	2,573,954
Norway – 0.0%
Eksportfinans ASA, 0.58%, 4/05/13 (c)	USD	645	584,051
South Korea – 0.3%
National Agricultural Cooperative Federation, 3.50%, 2/08/17 (b)		8,500	8,252,956
Total Foreign Agency Obligations – 2.2%			60,858,983

Foreign Government Obligations
Belgium – 0.2%
Belgium Government Bond, 3.50%, 6/28/17	EUR	3,940	5,111,572
Brazil – 0.1%
Federative Republic of Brazil, 7.13%, 1/20/37	USD	2,250	3,105,000
Greece – 0.1%
Hellenic Republic:
4.60%, 5/20/13	EUR	5,000	1,554,391
4.00%, 8/20/13		1,800	531,392
3.60%, 7/20/16		800	213,799

			2,299,582
Indonesia – 0.2%
Republic of Indonesia, 4.88%, 5/05/21	USD	5,152	5,512,640
Italy – 1.2%
Buoni Poliennali del Tesoro, 4.75%, 9/15/16	EUR	26,450	32,446,463
Mexico – 0.3%
United Mexican States:
5.63%, 1/15/17	USD	130	149,500
5.13%, 1/15/20		6,460	7,380,550

			7,530,050
Peru – 0.0%
Republic of Peru, 6.55%, 3/14/37		1,080	1,371,600
Poland – 0.4%
Republic of Poland:
6.38%, 7/15/19		1,350	1,495,125
5.13%, 4/21/21		9,955	10,129,213

			11,624,338
Russia – 0.7%
Russia Foreign Bond, 7.50%, 3/31/30 (e)		16,345	18,980,776
South Africa – 0.2%
Republic of South Africa, 5.50%, 3/09/20		5,490	6,148,800
Turkey – 0.5%
Republic of Turkey:
7.00%, 3/11/19		2,840	3,145,300
5.63%, 3/30/21		12,075	12,210,844

			15,356,144
Total Foreign Government Obligations – 3.9%			109,486,965

Investment Companies – 1.0%	Shares
Sprott Physical Gold Trust (f)		2,029,800	28,011,240

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations – 6.7%
United States – 6.7%
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 3A21, 5.68%, 3/25/37 (c)	USD	156	$135,633
American Home Mortgage Investment Trust:
Series 2005-4, Class 5A 2.37%, 11/25/45 (c)		2,085	1,400,918
Series 2006-1, Class 2A3, 2.55%, 12/25/35 (c)		3,584	2,074,316
Banc of America Funding Corp.,
Series 2005-H, Class 2A1, 2.74%, 11/20/35 (c)		599	370,932
Banc of America Mortgage Securities, Inc., Series 2006-B, Class 3A1, 5.98%, 11/20/36 (c)		1,843	1,341,001
BCAP LLC Trust:
Series 2010-RR11, Class 4A1, 5.54%, 3/27/47 (b)(c)		9,702	8,586,609
Series 2011-RR2, Class 1A1, 2.65%, 12/26/13 (b)(c)		9,597	7,677,780
Series 2011-RR9, Class 7A1, 5.00%, 5/26/15 (b)(c)		25,866	23,441,103
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2005-1, Class 4A1, 5.23%, 3/25/35 (c)		794	697,187
Series 2005-12, Class 23A1, 5.65%, 2/25/36 (c)		12,604	6,986,843
Series 2007-4, Class 22A1 5.67%, 6/25/47 (c)		1,829	1,272,332
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1, 2.66%, 10/25/35 (c)		890	679,094
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%, 11/25/35		4,438	3,294,981
Series 2006-25CB, Class A2, 6.00%, 10/25/36		415	263,156
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		1,423	934,250
Series 2006-43CB, Class 1A7, 6.00%, 2/25/37		884	547,497
Series 2006-4CB, Class 2A3, 5.50%, 4/25/36		123	93,896
Series 2006-OA10, Class 1A1, 1.17%, 8/25/46 (c)		4,073	2,028,161
Series 2006-OA21, Class A1, 0.47%, 3/20/47 (c)		14,970	6,624,582
Series 2007-25, Class 2A1, 6.00%, 11/25/22		692	634,590
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		1,183	779,219
Series 2007-HY5R, Class 2A1A, 5.54%, 3/25/47 (c)		1,861	1,757,698
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-1, Class A2, 6.00%, 3/25/36		530	402,972
Series 2006-10, Class 1A4, 0.79%, 5/25/36 (c)		2,867	1,800,549
Series 2006-17, Class A6, 6.00%, 12/25/36		3,055	2,478,711
Series 2006-6, Class A1, 6.00%, 4/25/36		782	703,377
Series 2007-10, Class A22, 6.00%, 7/25/37		913	707,065
Series 2007-11, Class A1, 6.00%, 8/25/37		2,199	1,793,892
Credit Suisse Mortgage Capital Certificates:
Series 2006-3, Class 4A3, 5.50%, 4/25/36		2,722	2,179,423
Series 2006-5, Class 3A3, 6.50%, 6/25/36		6,605	3,511,850
Series 2006-8, Class 3A1, 6.00%, 10/25/21		1,859	1,469,943

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2010-20R, Class 9A1, 2.94%, 1/27/36 (b)(c)	USD	3,653	$3,491,015
Series 2011-2R, Class 1A1, 3.97%, 3/27/37 (b)(c)		4,160	3,862,945
Series 2011-2R, Class 2A1, 2.73%, 7/27/36 (b)(c)		5,827	5,662,772
Series 2011-4R, Class 5A1, 5.28%, 5/27/36 (b)(c)		7,389	6,914,557
Series 2011-4R, Class 6A1, 2.71%, 5/27/36 (b)(c)		4,062	3,760,343
Series 2011-5R, Class 1A1, 2.68%, 7/27/36 (b)(c)		4,675	4,248,612
Series 2011-5R, Class 2A1, 3.03%, 8/27/46 (b)(c)		9,604	8,067,222
Series 2011-5R, Class 3A1, 5.30%, 9/27/47 (b)(c)		3,457	3,275,113
Series 2011-6R, Class 5A1, 2.92%, 9/28/36 (b)(c)		6,641	5,843,763
Series 2011-6R, Class 6A1, 2.92%, 8/28/36 (b)(c)		6,645	5,847,679
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 1A1, 0.79%, 2/25/35 (c)		267	193,253
First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1, 2.25%, 9/25/35 (c)		4,937	2,940,230
FREMF Mortgage Trust, Series 2011-K704, Class B, 4.53%, 9/25/18 (b)(c)		6,330	5,661,122
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.12%, 6/19/35 (c)		4,383	3,861,955
GSR Mortgage Loan Trust: Series 2005-AR1, Class 2A1, 2.76%, 1/25/35 (c)		4,099	3,644,195
Series 2005-AR2, Class 2A1, 2.74%, 4/25/35 (c)		2,312	1,816,619
Series 2007-4F, Class 1A1, 5.00%, 7/25/37		1,570	1,339,189
Harborview Mortgage Loan Trust: Series 2005-8, Class 1A2A, 0.61%, 9/19/35 (c)		1,703	937,683
Series 2006-11, Class A1A, 0.45%, 12/19/36 (c)		543	259,779
IndyMac INDA Mortgage Loan Trust: Series 2006-AR2, Class 4A1, 5.43%, 9/25/36 (c)		6,373	4,388,554
Series 2007-AR7, Class 1A1, 5.73%, 9/25/37 (c)		5,439	3,896,182
JPMorgan Mortgage Trust: Series 2006-S2, Class 2A2, 5.88%, 6/25/21		1,761	1,648,335
Series 2007-A1, Class 4A1, 2.78%, 7/25/35 (c)		427	375,483
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,825	1,682,622
Series 2007-S1, Class 2A22 5.75%, 3/25/37		2,036	1,597,813
Merrill Lynch Mortgage Investors, Inc., Series 2005-A7, Class 2A1, 5.25%, 9/25/35 (c)		442	368,645
Residential Funding Mortgage Securitie I, Series 2007-S6, Class 1A16, 6.00%, 6/25/37		2,270	1,716,713
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 2.61%, 5/25/35 (c)		3,576	2,273,104

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
United States (concluded)
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3, 0.48%, 7/25/36 (c)	USD	7,825	$3,473,166
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.98%, 5/25/47 (c)		3,000	1,713,141
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 4CB, 6.00%, 3/25/36		4,430	2,823,898
Wells Fargo Mortgage Backed Securities Trust: Series 2005-AR2, Class 3A1, 4.57%, 3/25/35 (c)		446	401,978
Series 2006-AR18, Class 2A1, 5.39%, 11/25/36 (c)		1,628	1,203,859

			185,861,099
Commercial Mortgage-Backed Securities – 6.0%
United Kingdom – 0.0%
Titan Europe Plc/Ireland, Series 2006-4FSX, Class A1, 4.86%, 9/03/14 (c)	GBP	717	1,027,255
United States – 6.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2005-3, Class A2, 4.50%, 7/10/43	USD	637	636,674
Series 2006-2, Class AJ, 5.77%, 5/10/45 (c)		2,000	1,484,226
Series 2007-3, Class A2, 5.62%, 7/10/12 (c)		2,529	2,554,299
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%, 12/15/15 (c)		220	208,629
Series 2007-PW17, Class A3, 5.74%, 6/11/50		7,675	8,059,970
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%, 10/15/48		890	974,999
Series 2007-CD5, Class A4, 5.89%, 8/15/17 (c)		1,250	1,385,427
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		3,640	3,199,895
Credit Suisse Mortgage Capital Certificates: Series 2007-C2, Class A2, 5.45%, 1/15/49 (c)		458	462,215
Series 2007-C3, Class A2, 5.71%, 6/15/39 (c)		360	361,805
Series 2007-C3, Class AAB, 5.71%, 6/15/39 (c)		8,750	9,267,335
Series 2010-RR1, Class 2A, 5.69%, 7/15/17 (b)(c)		4,285	4,814,489
Series 2010-RR2, Class 2A, 5.79%, 6/15/17 (b)(c)		4,720	5,266,378
DBUBS Mortgage Trust, Series 2011-LC2A, Class C, 5.45%, 5/10/21 (b)(c)		5,000	4,542,715
Extended Stay America Trust: Series 2010-ESHA, Class B, 4.22%, 11/05/15 (b)		2,700	2,710,271
Series 2010-ESHA, Class D, 5.50%, 11/05/15 (b)		3,060	3,071,218
GE Capital Commercial Mortgage Corp.:
Series 2005-C3, Series A7B, 5.04%, 7/10/45 (c)		2,250	2,380,723
Series 2007-C1, Class A2, 5.42%, 12/10/49		3,511	3,518,989

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	29

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage- Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Series 2007-C1, Class AAB, 5.48%, 12/10/49	USD	1,856	$1,920,316
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG11, Class A2, 5.60%, 7/10/13		1,000	1,025,983
GS Mortgage Securities Corp. II:
Series 2007-GG10, Class A4, 5.79%, 5/10/17 (c)		8,980	9,752,154
Series 2010-C2, Class C, 5.23%, 12/10/20 (b)(c)		3,200	2,894,960
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 8/15/14		6,400	6,766,182
Series 2006-CB16, Class AJ, 5.62%, 5/12/45		3,550	2,698,643
Series 2007-CB18, Class A3, 5.45%, 7/12/16		3,079	3,234,436
Series 2007-LD11, Class A2, 5.80%, 7/15/12 (c)		498	503,304
Series 2011-PLSD, Class D, 5.74%, 11/13/16 (b)(c)		8,000	7,911,624
LB-UBS Commercial Mortgage Trust,
Series 2004-C8, Class C, 4.93%, 12/15/39 (c)		6,000	5,789,046
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (b)(c)		1,950	2,044,550
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		2,000	2,111,742
Series 2007-HQ11, Class A31, 5.44%, 2/12/44		5,000	5,209,490
Series 2007-HQ12, Class A2, 5.60%, 6/12/12 (c)		1,113	1,136,243
Series 2007-HQ12, Class A2FL, 0.53%, 6/12/12 (c)		3,270	3,114,849
Series 2007-HQ12, Class A2FX, 5.60%, 6/12/12 (c)		5,427	5,527,271
Series 2007-HQ13, Class A2, 5.65%, 11/15/16		4,750	4,844,900
Series 2007-IQ15, Class A2, 5.84%, 8/11/12 (c)		150	151,873
Morgan Stanley Reremic Trust:
Series 2009-IO, Class B, 6.15%, 11/17/14 (b)(g)		11,600	9,744,000
Series 2010-GG10, Class A4A, 5.79%, 8/15/45 (b)(c)		10,510	11,783,181
Series 2011-IO, Class A, 2.50%, 1/23/14 (b)		2,831	2,826,105
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class F, 5.36%, 2/11/36 (b)(c)		3,000	2,806,164
RBSCF Trust:
Series 2010-MB1, Class C, 4.67%, 4/15/15 (b)(c)		2,000	1,938,424
Series 2010-RR3, Class WBTA, 5.90%, 4/16/17 (b)(c)		1,050	1,157,674
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A3, 5.90%, 7/15/14 (c)		6,500	6,889,636
Series 2007-C33, Class A4, 5.90%, 7/15/17 (c)		5,140	5,565,242
Series 2007-C34, Class A3, 5.68%, 7/15/17		3,400	3,729,848

			167,978,097
Total Non-Agency Mortgage-Backed Securities —12.7%			354,866,451

	Par (000)/
Preferred Securities	Shares		Value
Capital Trusts
Ireland — 0.2%
XL Group Plc, 6.50% (c)(h)	USD	4,960	$3,881,200
United States — 0.5%
American International Group, Inc., 8.18%, 5/15/58 (c)		640	569,600
Capital One Capital VI, 8.88%, 5/15/40		3,985	4,135,996
Credit Suisse AG/Guernsey, 5.86% (c)(h)		4,498	3,654,625
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (c)		3,380	3,312,400
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		1,615	1,621,056
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)		1,035	1,073,813

			14,367,490
Total Capital Trusts — 0.7%			18,248,690
Preferred Stocks
United States — 0.3%
Citigroup Capital XIII, 7.88%		316,409	8,245,619
Fannie Mae, 7.75%		50,000	66,000
Freddie Mac, 8.38%		60,000	79,800
Total Preferred Stocks — 0.3%			8,391,419
Total Preferred Securities — 1.0%			26,640,109

Taxable Municipal Bonds		Par (000)
Allegheny County Hospital Development Authority RB, Series A, 5.38%, 11/15/40	USD	10,000	8,111,300
District of Columbia RB, Series G, 5.00%, 12/01/36		10,000	10,975,100
Long Island Power Authority RB, Series A, 5.00%, 5/01/38		13,865	14,604,005
Michigan State Building Authority RB, Series I-A, 5.50%, 10/15/45		9,000	9,840,060
New York City Municipal Water Finance Authority RB, Series AA, 5.00%, 6/15/44		9,000	9,658,800
Puerto Rico Sales Tax Financing Corp. RB, Series C, 5.25%, 8/01/40		5,000	5,390,150
South Carolina State Public Service Authority RB, 5.00%, 12/01/36		20,000	21,726,200
State of California GO, 5.00%, 4/01/38		7,510	7,662,603
Total Taxable Municipal Bonds —3.2%			87,968,218

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.2%
Fannie Mae, 3.41%, 10/09/19 (g)(i)	7,230	5,558,894
Collateralized Mortgage Obligations — 0.2%
Freddie Mac, Series K013, Class A2, 3.97%, 1/25/21 (c)	1,240	1,363,337
Ginnie Mae, Series 2009-63, Class AC, 4.18%, 1/16/38	3,135	3,324,489

		4,687,826
Interest Only Collateralized Mortgage Obligations — 2.7%
Fannie Mae:
Series 2007-30, Class JI, 6.15%, 4/25/37 (c)	26,754	4,075,160
Series 2007-39, Class EI, 6.46%, 5/25/37 (c)	21,371	3,188,403
Series 2010-135, Class SD, 5.71%, 6/25/39 (c)	28,641	4,294,785
Series 2010-123, Class SE, 5.73%, 11/25/40 (c)	52,753	5,897,263

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Freddie Mac:
Series 3716, Class PI, 4.50%, 4/15/38	USD	45,878	$6,168,871
Series 3751, Class SB, 5.76%, 5/15/39 (c)		26,233	3,899,132
Series 3946, Class SG, 6.37%, 10/15/39 (c)		33,691	5,373,992
Series 3780, Class SM, 6.22%, 12/15/40 (c)		42,779	6,362,098
Ginnie Mae:
Series 2011-66, Class PI, 4.50%, 9/16/39		29,288	3,652,655
Series 2009-104, Class SD, 6.07%, 11/16/39 (c)		31,824	4,613,913
Series 2010-26, Class QS, 5.97%, 2/20/40 (c)		61,567	10,582,031
Series 2010-42, Class DS, 5.42%, 4/20/40 (c)		36,974	4,788,047
Series 2010-101, Class S, 5.72%, 8/20/40 (c)		31,585	5,323,237
Series 2011-80, Class KS, 6.39%, 6/20/41 (c)		29,823	4,110,784
Series 2011-71, Class IK, 4.00%, 4/16/39		25,645	3,986,968

			76,317,339
Mortgage-Backed Securities – 55.1%
Fannie Mae Mortgage-Backed Securities:
4.50%, 1/01/15-1/01/42 (j)		149,226	158,927,783
3.50%, 1/01/27-1/01/42 (j)		290,500	299,311,534
5.50%, 11/01/28-1/01/42 (j)		173,004	188,358,610
4.00%, 1/01/41-1/01/42 (j)		410,101	432,086,777
5.00%, 1/01/42 (j)		93,100	100,577,094
6.00%, 1/01/42 (j)		323,400	355,689,047
Freddie Mac Mortgage-Backed Securities,
4.50%, 1/01/42 (j)		1,600	1,695,000

			1,536,645,845
Total U.S. Government Sponsored Agency Securities – 58.2%			1,623,209,904

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.13%, 11/15/41		13,620	14,269,075
U.S. Treasury Inflation Indexed Bonds, 2.13%, 2/15/41		21,068	28,453,521
U.S. Treasury Inflation Indexed Notes, 0.63%, 7/15/21 (i)		7,108	7,603,183
U.S. Treasury Notes:
0.25%, 11/30/13-12/15/14		51,060	51,034,458
0.88%, 11/30/16		417,415	418,686,863
1.38%, 11/30/18		335	336,152
2.00%, 11/15/21		95,450	96,538,702
Total U.S. Treasury Obligations – 22.1%			616,921,954
Total Long-Term Investments (Cost – $4,061,781,606) – 144.4%			4,023,104,012

Short-Term Securities
Borrowed Bond Agreements – 4.7%
Barclays Bank Plc:
(0.25)%, Open		5,263	5,262,500
(0.50)%, Open	EUR	1,170	1,514,674
1.25%, Open		4,101	5,307,999
1.25%, Open		2,065	2,672,680
0.35%, Open		1,299	1,681,576
0.15%, Open		1,302	1,685,000
0.38%, Open		1,896	2,453,245

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (concluded)
0.00%, 1/24/12	EUR	25,851	$33,457,096
(0.05)%, Open	USD	5,350	5,350,000
0.30%, Open	EUR	5,126	6,634,310
(0.05)%, Open	USD	6,163	6,162,500
(0.05)%, Open		3,916	3,915,625
0.15%, Open	EUR	6,519	8,437,103
(0.63)%, Open		78	–
(0.25)%, Open		1,253	1,621,398
(0.63)%, Open		2,034	2,632,440
(0.25)%, Open		58	–
(0.10)%, Open	USD	11,640	11,640,000
Citibank, N.A.:
(0.25)%, Open	EUR	1,358	1,757,345
0.30%, Open		10,835	14,023,167
Credit Suisse International:
0.15%, Open		687	889,390
(0.05)%, Open	USD	5,050	5,050,000
Deutsche Bank AG, (0.10)%, Open		1,385	1,384,863
UBS AG:
0.40%, Open	EUR	2,434	3,150,068
(0.05)%, Open	USD	5,100	5,100,000
Total Short-Term Securities (Cost – $136,705,583) – 4.7%			131,782,979

Options Purchased		Contracts
Exchange-Traded Call Options – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD 132, Expires 1/27/12		254	103,188
U.S. Treasury Notes (10 Year), Strike Price USD 133, Expires 1/27/12		1,235	212,266

			315,454
Exchange-Traded Put Options – 0.0%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD 99, Expires 1/13/12		551	3,444
Euro-Bobl (1 Year) Mid-Curve, Strike Price USD 99, Expires 3/16/12		1,212	121,200
U.S. Treasury Notes (10 Year), Strike Price USD 127, Expires 1/27/12		2,253	105,609
U.S. Treasury Notes (10 Year), Strike Price USD 128, Expires 1/27/12		340	31,875

			262,128
	Notional Amount (000)
Over-the-Counter Call Options – 0.0%
EUR Currency, Strike Price DKK 7.60, Expires 3/13/12, Broker Bank of America, N.A.	EUR	43,500	732
EUR Currency, Strike Price USD 1.45, Expires 2/17/12, Broker Citibank, N.A.		59,470	14,624
USD Currency, Strike Price AUD 0.92, Expires 1/09/12, Broker Deutsche Bank AG	USD	20,440	2
USD Currency, Strike Price AUD 0.92, Expires 1/09/12, Broker Deutsche Bank AG		20,440	2
USD Currency, Strike Price JPY 79.50, Expires 2/07/12, Broker Deutsche Bank AG		28,890	65,869
USD Currency, Strike Price JPY 81, Expires 1/13/12, Broker Citibank, N.A.		27,370	547

			81,776

See Notes to Financial Statements.

BLACK ROCK FUNDS II	DECEMBER 31, 2011	31

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)		Value
Over-the-Counter Put Options – 0.5%
EUR Currency, Strike Price USD 1.28, Expires 1/03/12, Broker Citibank, N.A.	EUR	37,425		$20,828
EUR Currency, Strike Price USD 1.28, Expires 1/03/12, Broker Deutsche Bank AG		37,425		20,828
EUR Currency, Strike Price USD 1.30, Expires 2/03/12, Broker Citibank, N.A.		112,500		2,467,967
EUR Currency, Strike Price USD 1.30, Expires 3/21/12, Broker Citibank, N.A.		112,500		4,056,494
EUR Currency, Strike Price USD 1.35, Expires 2/03/12, Broker Citibank, N.A.		112,500		6,287,129
EUR Currency, Strike Price USD 1.37, Expires 1/23/12, Broker JPMorgan Chase Bank, N.A.		9,000		665,813

				13,519,059
Over-the-Counter Call Swaptions – 0.2%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	37,500		757,435
Receive a fixed rate of 1.950% and pay a floating rate based on 3-month LIBOR, Expires 3/23/12, Broker Deutsche Bank AG		39,200		423,199
Receive a fixed rate of 3.515% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America, N.A.		32,100		4,026,508
Sold credit default protection on Dow Jones CDX North American High Yield Index Series 17 Version 2, Strike Price USD 92, Expires 1/18/12, Broker Morgan Stanley Capital Services, Inc. (k)		31,670	(l)	589,975
Sold credit default protection on Dow Jones CDX North American Investment Grade CDS Index Series 17 Version 1, Strike Price USD 140, Expires 3/21/12, Broker Goldman Sachs Bank USA (m)		45,000	(l)	493,665
Sold credit default protection on Dow Jones CDX North American Investment Grade CDS Index Series 17 Version 1, Strike Price USD 140, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc. (m)		45,000	(l)	493,664

				6,784,446
Over-the-Counter Put Swaptions – 0.1%
Bought credit default protection on Dow Jones CDX North American Investment Grade CDS Index Series 17 Version 1, Strike Price USD 130, Expires 3/21/12, Broker BNP Paribas SA		25,000		97,500
Pay a fixed rate of 1.350% and receive a floating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG		160,000		179,291
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		37,500		4
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		21,300		2
Pay a fixed rate of 2.700% and receive a floating rate based on 3-month LIBOR, Expires 1/27/12, Broker Goldman Sachs Bank USA		145,000		17,568
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 5/11/12, Broker JPMorgan Chase Bank, N.A.		53,800		277,141
Pay a fixed rate of 2.850% and receive a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Bank of America, N.A.		37,200		6

Options Purchased		Notional Amount (000)	Value
Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 2.850% and receive a floating rate based on 3-month LIBOR, Expires 2/24/12, Broker Bank of America, N.A.	USD	44,400	$22,197
Pay a fixed rate of 2.950% and receive a floating rate based on 3-month LIBOR, Expires 6/14/12, Broker Deutsche Bank AG		9,600	352,025
Pay a fixed rate of 3.500% and receive a floating rate based on 3-month LIBOR, Expires 11/08/12, Broker Citibank, N.A.	EUR	29,700	759,169
Pay a fixed rate of 3.515% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America, N.A.	USD	32,100	43,785

			1,748,688
Total Options Purchased (Cost – $26,696,101) – 0.8%			22,711,551
Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost – $4,225,183,290) — 149.9%			4,177,598,542

TBA Sale Commitments (j)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/01/27-1/01/42	USD	83,100	(86,013,156)
4.00%, 1/01/42		418,000	(438,626,286)
4.50%, 1/01/42		149,900	(159,455,002)
5.00%, 1/01/42		93,100	(100,577,094)
5.50%, 1/01/42		410,200	(446,174,500)
6.00%, 1/01/42		166,100	(182,865,719)
Total TBA Sale Commitments (Proceeds – $1,407,812,496) – (50.7)%			(1,413,711,757)

Options Written		Notional Amount (000)
Over-the-Counter Call Options – (0.0)%
USD Currency, Strike Price AUD 0.92, Expires 1/09/12, Broker Citibank, N.A.		40,880	(4)
USD Currency, Strike Price JPY 79.50, Expires 2/07/12, Broker Deutsche Bank AG		28,890	(65,869)

			(65,873)
Over-the-Counter Put Options – (0.4)%
EUR Currency, Strike Price USD 1.25, Expires 3/21/12, Broker Citibank, N.A.	EUR	112,500	(2,057,368)
EUR Currency, Strike Price USD 1.28, Expires 1/03/12, Broker Goldman Sachs Bank USA		37,425	(20,828)
EUR Currency, Strike Price USD 1.28, Expires 1/03/12, Broker Royal Bank of Scotland Plc		37,425	(20,828)
EUR Currency, Strike Price USD 1.30, Expires 2/03/12, Broker Deutsche Bank AG		112,500	(2,467,967)
EUR Currency, Strike Price USD 1.35, Expires 2/03/12, Broker Citibank, N.A.		112,500	(6,287,129)

			(10,854,120)

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)		Value
Over-the-Counter Call Swaptions – (0.7)%
Bought credit default protection on Dow Jones CDX North American High Yield Index Series 17 Version 2, Strike Price USD 90, Expires 3/21/12, Broker BNP Paribas SA	USD	8,000		$(347,603)
Bought credit default protection on Dow Jones CDX North American Investment Grade CDS Index Series 17 Version 1, Strike Price USD 120, Expires 3/21/12, Broker Goldman Sachs Bank USA		90,000		(483,973)
Bought credit default protection on Dow Jones CDX North American Investment Grade CDS Index Series 17 Version 1, Strike Price USD 120, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc.		90,000		(483,972)
Pay a fixed rate of 2.070% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		28,400		(748,145)
Pay a fixed rate of 2.555% and receive a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG		15,200		(765,100)
Pay a fixed rate of 2.600% and receive a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank, N.A.		16,700		(878,176)
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank, N.A.		50,000		(4,306,783)
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		38,500		(6,366,320)
Pay a fixed rate of 4.470% and receive a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG		23,200		(4,625,171)

				(19,005,243)
Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 2.070% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		28,400		(3)
Receive a fixed rate of 2.555% and pay a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG		15,200		(754,827)
Receive a fixed rate of 2.600% and pay a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank, N.A.		16,700		(794,558)
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, Expires 06/09/14, Broker JPMorgan Chase Bank, N.A.		50,000		(416,088)
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		38,500		(4,290)
Receive a fixed rate of 4.470% and pay a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG		23,200		(46,036)
Sold credit default protection on Dow Jones CDX North American High Yield Index Series 17 Version 2, Strike Price USD 82, Expires 1/18/12, Broker Morgan Stanley Capital Services, Inc. (k)		23,753	(l)	(4,096)
Sold credit default protection on Dow Jones CDX North American High Yield Index Series 17 Version 2, Strike Price USD 88, Expires 3/21/12, Broker BNP Paribas SA (k)		8,000	(l)	(149,317)

Options Written		Notional Amount (000)		Value
Over-the-Counter Put Swaptions (concluded)
Sold credit default protection on Dow Jones CDX North American Investment Grade CDS Index Series 17 Version 1, Strike Price USD 190, Expires 3/21/12, Broker BNP Paribas SA (m)	USD	50,000	(l)	$(15,000)

				(2,184,215)
Total Options Written (Premiums Received – $26,244,386) – (1.2)%				(32,109,451)

Borrowed Bonds		Par (000)
Corporate Bonds – (2.0)%
American Express Credit Corp.,
2.75%, 9/15/15		5,000		(5,026,520)
Apache Corp.,
3.63%, 2/01/21		5,000		(5,381,245)
Archer-Daniels-Midland Co.,
4.48%, 3/01/21		3,500		(3,964,761)
BHP Billiton Finance USA Ltd.,
6.50%, 4/01/19		5,000		(6,177,780)
BNP Paribas SA,
2.63%, 9/16/16	EUR	1,182		(1,497,368)
5.43%, 9/07/17		2,110		(2,686,649)
CDP Financial, Inc.,
3.00%, 11/25/14 (b)	USD	1,330		(1,383,088)
The Goldman Sachs Group, Inc.,
5.25%, 7/27/21		12,000		(11,706,480)
Halliburton Co.,
3.25%, 11/15/21		5,000		(5,165,865)
KBC Internationale Financieringsmaatschappij NV,
5.00%, 3/16/16	EUR	1,250		(1,519,398)
Societe Generale SA,
6.13%, 8/20/18		4,000		(4,602,601)
UniCredit SpA,
3.95%, 2/01/16		550		(511,312)
Wells Fargo & Co.,
3.68%, 6/15/16	USD	5,000		(5,224,990)

				(54,848,057)
Foreign Government Obligations – (1.8)%
Belgium Government Bond,
4.25%, 9/28/21	EUR	8,505		(11,117,317)
France Government Bond O.A.T.,
3.75%, 4/25/17		9,850		(13,689,161)
3.25%, 10/25/21		12,750		(16,607,093)
Portugal Obrigacoes do Tesouro OT,
4.20%, 10/15/16		750		(606,096)
Spain Government Bonds,
4.75%, 7/30/14		6,000		(7,985,246)

				(50,004,913)
Total Borrowed Bonds (Proceeds – $ 108,569,056) – (3.8)%				(104,852,970)
Total Investments Net of TBA Sale Commitments, Options Written, and Borrowed Bonds – 94.2%				2,626,924,364
Other Assets in Excess of Liabilities – 5.8%				160,308,266

Net Assets – 100.0%				$2,787,232,630

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	33

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Shares Purchased	Shares Sold		Shares Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
BlackRock Emerging Market Debt Portfolio, BlackRock Class	2,646,851	94,632	1,074,219		1,667,264	$17,206,170	$(196,626)	$919,271
BlackRock Floating Rate Income Portfolio, Institutional Class	5,675,577	5,109,836	28,289		10,757,124	$107,893,953	$100,902	$4,367,394
BlackRock High Yield Bond Portfolio, BlackRock Class	33,023,759	11,833,194	44,856,953		–	–	$9,769,796	$8,769,884
BlackRock Liquidity Funds, TempFund, Institutional Class	12,007,571	–	12,007,571	**	–	–	–	$77,564
iShares JPMorgan USD Emerging Markets Bond Fund	35,500	50,000	50,000		35,500	$3,896,125	$(131,474)	–
iShares MSCI Emerging Markets Index Fund	–	50,000	50,000		–	–	$(99,976)	–

**Represents net shares sold.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f)	Non-income producing security.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	All or a portion of security has been pledged as collateral in connection with swaps. (j) Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(150,086,375)	$(1,078,250)
BNP Paribas SA	$75,445,094	$552,031
Credit Suisse International	$112,616,437	$835,957
Deutsche Bank AG	$44,169,513	$263,048
Goldman Sachs Bank USA	$(101,749,035)	$(619,203)
JPMorgan Chase Bank, N.A.	$(5,747,469)	$(39,000)
Morgan Stanley Capital Services, Inc.	$744,844	$4,266
Nomura Securities International, Inc.	$32,362,500	$130,469
RBC Dominion Securities	$(75,652,406)	$(203,844)
Royal Bank of Scotland Plc	$5,088,031	$(4,660)
Wells Fargo & Co.	$(43,890,000)	$(169,813)

(k)	Rated B using S&P’s rating of the underlying securities.
(l)	The maximum potential amount that the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
(m)	Rated BBB+ using S&P’s rating of the underlying securities.

—	Reverse repurchase agreements outstanding as of December 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Barclays Bank Plc	0.15%	12/02/11	1/24/12	$16,628,738	$16,625,413

•	Foreign currency exchange contracts as of December 31, 2011 were as follows:

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	72,840,000	SEK	85,360,103	Goldman Sachs Bank USA	1/09/12	$(221,893)
NOK	72,840,000	SEK	85,190,022	UBS AG	1/09/12	(197,192)
SEK	51,359,044	NOK	43,750,000	Citibank, N.A.	1/09/12	146,212
SEK	47,069,938	NOK	40,027,500	Deutsche Bank AG	1/09/12	145,508
SEK	25,703,234	NOK	21,875,000	Goldman Sachs Bank USA	1/09/12	76,549
SEK	46,984,280	NOK	40,027,500	UBS AG	1/09/12	133,068
PHP	179,758,800	USD	4,140,000	Royal Bank of Scotland Plc	1/17/12	(44,427)
SGD	10,177,469	USD	7,890,000	Deutsche Bank AG	1/17/12	(43,840)
AUD	1,500,000	CAD	1,566,521	UBS AG	1/18/12	(6,442)
CAD	1,551,875	AUD	1,500,000	Royal Bank of Scotland Plc	1/18/12	(7,928)
CAD	900,000	USD	873,054	Royal Bank of Scotland Plc	1/18/12	9,994
GBP	3,860,000	USD	6,044,756	Royal Bank of Scotland Plc	1/18/12	(51,254)
JPY	67,000,000	USD	861,405	Royal Bank of Scotland Plc	1/18/12	9,320
USD	23,825,569	GBP	15,287,500	Citibank, N.A.	1/18/12	88,351
USD	3,740,979	SGD	4,876,000	Royal Bank of Scotland Plc	1/18/12	(18,084)
EUR	8,510,000	USD	11,461,038	Deutsche Bank AG	1/25/12	(445,031)
EUR	10,000,000	USD	13,466,440	Royal Bank of Scotland Plc	1/25/12	(521,661)
USD	656,231	EUR	503,000	Citibank, N.A.	1/25/12	5,109
USD	653,142	EUR	500,000	Citibank, N.A.	1/25/12	5,903

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

	Currency Purchased		Currency Sold	Counter- party	Settlement Date	Unrealized Appreciation (Depreciation)
USD	667,127	EUR	510,000	Citibank, N.A.	1/25/12	$6,943
USD	1,350,326	EUR	1,000,000	Citibank, N.A.	1/25/12	55,848
USD	1,366,909	EUR	1,000,000	Citibank, N.A.	1/25/12	72,431
USD	3,834,868	EUR	2,812,000	Citibank, N.A.	1/25/12	194,796
USD	12,170,313	EUR	9,000,000	Citibank, N.A.	1/25/12	520,012
USD	117,268,250	EUR	85,286,000	Citibank, N.A.	1/25/12	6,867,405
USD	373,033	EUR	274,000	Deutsche Bank AG	1/25/12	18,346
USD	1,307,348	EUR	1,000,000	Royal Bank of Scotland	1/25/12	12,870
USD	653,628	EUR	500,000	Royal Bank of Scotland Plc	1/25/12	6,389
USD	1,302,908	EUR	1,000,000	Royal Bank of Scotland Plc	1/25/12	8,430
USD	1,730,716	EUR	1,246,000	Royal Bank of Scotland Plc	1/25/12	117,797
USD	3,157,989	EUR	2,297,000	Royal Bank of Scotland Plc	1/25/12	184,573
USD	10,264,513	EUR	7,595,000	Royal Bank of Scotland Plc	1/25/12	432,953
USD	21,517,595	EUR	15,807,000	Royal Bank of Scotland Plc	1/25/12	1,055,782
CNY	47,150,000	USD	7,463,395	Goldman Sachs Bank USA	2/15/12	20,880
USD	7,403,046	CNY	47,150,000	HSBC Securities, Inc.	2/15/12	(81,229)
USD	12,103,071	EUR	9,135,000	Citibank, N.A.	3/14/12	272,162
Total						$8,828,650

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
844	3-month EURIBOR	London	March 2012	$270,136,802	$265,389
112	3-month EURIBOR	London	March 2014	$35,778,684	116,152
112	3-month EURIBOR	London	June 2014	$35,733,385	125,908
112	3-month EURIBOR	London	September 2014	$35,682,651	136,504
112	3-month EURIBOR	London	December 2014	$35,624,668	138,640
1,234	Euro Dollar Futures	Chicago Mercantile	December 2014	$304,227,275	719,844
1,234	Euro Dollar Futures	Chicago Mercantile	March 2015	$303,795,375	874,894
	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price
278	EUR 133	Eurex	February 2012	$35,980	(253,090)
Total					$2,124,241

—	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
2,640	U.S. Treasury Notes (2 Year)	Chicago Board Options	March 2012	$582,243,753	$(141,817)
1,251	U.S. Treasury Notes (5 Year)	Chicago Board Options	March 2012	$154,195,524	(157,613)
3,543	U.S. Treasury Notes (10 Year)	Chicago Board Options	March 2012	$464,575,875	(1,526,111)
537	U.S. Treasury Bonds (30 Year)	Chicago Board Options	March 2012	$77,764,312	$(1,205,615)
397	Ultra Treasury Bonds	Chicago Board Options	March 2012	$63,594,437	(987,586)
114	E-Mini S&P 500 Futures	Chicago Mercantile	March 2012	$7,139,820	(133,425)
416	Euro Dollar Futures	Chicago Mercantile	March 2012	$103,329,200	14,486
416	Euro Dollar Futures	Chicago Mercantile	June 2012	$103,266,800	45,133
378	Euro Dollar Futures	Chicago Mercantile	September 2012	$93,805,425	58,441
332	Euro Dollar Futures	Chicago Mercantile	December 2012	$82,373,350	63,589
333	Euro Dollar Futures	Chicago Mercantile	March 2013	$82,625,625	51,642
333	Euro Dollar Futures	Chicago Mercantile	June 2013	$82,613,138	40,653
291	Euro Dollar Futures	Chicago Mercantile	September 2013	$72,175,275	14,151
260	Euro Dollar Futures	Chicago Mercantile	December 2013	$64,450,750	(34,356)
262	Euro Dollar Futures	Chicago Mercantile	March 2014	$64,890,850	(65,003)
195	Euro Dollar Futures	Chicago Mercantile	June 2014	$48,230,812	(40,238)
154	Euro Dollar Futures	Chicago Mercantile	September 2014	$38,030,300	(30,151)
222	Euro-Bobl	Eurex	March 2012	$35,946,962	(520,999)
164	Euro-Bund	Eurex	March 2012	$29,512,146	(847,115)
16	Euro-Buxl	Eurex	March 2012	$2,649,376	(167,297)
2,428	Euro-Schatz	Eurex	March 2012	$346,735,935	(892,008)
32	Gilt British	London	March 2012	$5,811,902	(90,227)
Total					$(6,551,466)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	35

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.92% (a)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	35,000	$(184,836)

1.24% (b)	6-month EURIBOR	Citibank, N.A.	12/13/13	EUR	311,550	322,558

1.32% (a)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	13,800	(164,534)

0.73% (b)	3-month LIBOR	Bank of America, N.A.	12/22/13	USD	73,100	11,864

0.73% (b)	3-month LIBOR	Citibank, N.A.	12/22/13	USD	16,700	3,143

0.74% (b)	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	34,700	7,359

0.74% (b)	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	66,000	20,567

0.97% (b)	3-month LIBOR	UBS AG	7/26/14	USD	14,700	126,572

0.80% (b)	3-month LIBOR	Citibank, N.A.	8/09/14	USD	35,000	115,082

2.06% (a)	3-month LIBOR	Citibank, N.A.	5/11/16	USD	30,900	(1,344,121)

1.49% (b)	3-month LIBOR	Citibank, N.A.	10/14/16	USD	4,800	79,392

2.04% (b)	6-month EURIBOR	Deutsche Bank AG	10/06/17	EUR	10,095	137,974

2.88% (b)	6-month EURIBOR	Deutsche Bank AG	7/21/18	EUR	1,700	130,092

3.58% (a)	3-month LIBOR	Citibank, N.A.	4/04/21	USD	9,100	(1,347,738)

3.27% (a)	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	5,230	(612,623)

3.30% (b)	3-month LIBOR	Barclays Bank Plc	7/11/21	USD	2,800	367,342

2.57% (b)	3-month LIBOR	Deutsche Bank AG	8/08/21	USD	2,400	147,384

2.60% (b)	3-month LIBOR	Citibank, N.A.	8/10/21	USD	3,800	243,436

2.35% (b)	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	7,100	288,906

2.15% (b)	3-month LIBOR	Deutsche Bank AG	9/08/21	USD	4,200	83,468

1.98% (b)	3-month LIBOR	Citibank, N.A.	10/05/21	USD	3,800	3,097

1.97% (b)	3-month LIBOR	Deutsche Bank AG	10/05/21	USD	3,800	1,335

3.32%(b)	3-month LIBOR	Citibank, N.A.	10/20/21	USD	6,300	117,415

3.34% (b)	3-month LIBOR	Deutsche Bank AG	10/20/21	USD	6,300	123,290

2.26% (a)	3-month LIBOR	Citibank, N.A.	12/05/21	USD	6,900	(154,514)

3.54% (b)	3-month LIBOR	Citibank, N.A.	12/05/21	USD	14,000	1,435,080

2.24% (a)	3-month LIBOR	Credit Suisse International	12/05/21	USD	25,400	(540,144)

2.21% (a)	3-month LIBOR	Deutsche Bank AG	12/09/21	USD	10,200	(177,348)

2.20% (b)	3-month LIBOR	UBS AG	12/09/21	USD	5,000	84,625

2.20% (a)	3-month LIBOR	Deutsche Bank AG	12/12/21	USD	14,200	(240,513)

2.20% (b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	12/12/21	USD	14,200	240,513

2.03% (b)	3-month LIBOR	Deutsche Bank AG	12/21/21	USD	12,600	8,170

2.07% (b)	3-month LIBOR	Deutsche Bank AG	12/22/21	USD	10,200	38,382

2.18%(a)	3-month LIBOR	Deutsche Bank AG	12/29/21	USD	14,500	(206,356)

2.08%(b)	3-month LIBOR	Deutsche Bank AG	1/03/22	USD	1,200	4,688

2.09%(b)	3-month LIBOR	Deutsche Bank AG	1/03/22	USD	800	3,568

2.08%(b)	3-month LIBOR	Deutsche Bank AG	1/03/22	USD	800	3,789

3.00%(a)	3-month LIBOR	UBS AG	1/03/22	USD	18,800	(1,483,976)

2.58%(a)	6-month EURIBOR	Deutsche Bank AG	11/11/41	EUR	2,600	(20,987)

2.68%(a)	6-month EURIBOR	Deutsche Bank AG	11/18/41	EUR	5,650	(210,647)

Total						$(2,539,246)

(a)	Fund pays a fixed interest rate and receives floating rate.

(b)	Fund pays a floating interest rate and receives fixed rate.

—	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Radian Group, Inc.	5.00%	Citibank, N.A.	3/20/13	USD	3,270	$986,923

Hellenic Republic	1.00%	JPMorgan Chase Bank, N.A.	12/20/14	USD	2,460	288,905

Hellenic Telecommunications Organization SA	5.00%	JPMorgan Chase Bank, N.A.	3/20/15	EUR	2,225	(30,524)

Radian Group, Inc.	5.00%	Citibank, N.A.	6/20/15	USD	3,520	1,397,265

Hellenic Republic	1.00%	BNP Paribas SA	12/20/15	USD	3,300	422,642

Hellenic Republic	1.00%	Royal Bank of Scotland Plc	12/20/15	USD	2,475	355,454

Hellenic Republic	1.00%	Credit Suisse International	3/20/16	USD	320	134,415

Republic of Portugal	1.00%	Deutsche Bank AG	6/20/16	USD	750	69,246

Banco Bilbao Vizcaya Argentaria SA	3.00%	Citibank, N.A.	9/20/16	EUR	950	74,930

Banco Bilbao Vizcaya Argentaria SA	1.00%	Citibank, N.A.	9/20/16	EUR	3,000	82,486

Royal Bank of Scotland Plc	1.00%	Credit Suisse International	9/20/16	EUR	750	32,947

Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	9/20/16	EUR	750	55,960

Muenchener Rueckversi-cherungs AG	1.00%	Deutsche Bank AG	9/20/16	EUR	5,000	12,058

Assured Guaranty Corp.	5.00%	Barclays Bank Plc	9/20/16	USD	50	(2,381)

Assured Guaranty Corp.	5.00%	Barclays Bank Plc	9/20/16	USD	325	(21,488)

Hellenic Republic	1.00%	Citibank, N.A.	9/20/16	USD	960	422,865

Hellenic Republic	1.00%	Citibank, N.A.	9/20/16	USD	960	415,593

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Issuer
Lennar Corp.	5.00%	Credit Suisse International	9/20/16	USD	3,500	$(395,217)
Assured Guaranty Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	USD	2,500	(44,060)
Staples, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	USD	2,500	21,843
USG Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	USD	5,000	132,118
Omnicom Group, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	USD	5,000	(88,094)
Banco Bilbao Vizcaya Argentaria SA	5.00%	Bank of America, N.A.	12/20/16	EUR	3,000	39,138
Henkel AG & Co. KGaA	1.00%	Barclays Bank Plc	12/20/16	EUR	1,000	(21,088)
Banco Bilbao Vizcaya Argentaria SA	5.00%	BNP Paribas SA	12/20/16	EUR	1,800	54,507
Compagnie de Saint-Gobain SA	1.00%	BNP Paribas SA	12/20/16	EUR	3,625	(76,627)
PostNL NV	1.00%	BNP Paribas SA	12/20/16	EUR	2,400	77,825
Xstrata Finance (Canada) Ltd.	1.00%	BNP Paribas SA	12/20/16	EUR	6,600	(304,297)
Peugeot SA	1.00%	Citibank, N.A.	12/20/16	EUR	4,000	39,946
Veolia Environnement	1.00%	Citibank, N.A.	12/20/16	EUR	3,625	148,419
Vivendi SA	1.00%	Citibank, N.A.	12/20/16	EUR	3,625	(6,691)
Xstrata Finance (Canada) Ltd.	1.00%	Credit Suisse International	12/20/16	EUR	840	(37,617)
Banca Montedei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	(1,018)
Credit Agricole SA	5.00%	Deutsche Bank AG	12/20/16	EUR	5,000	151,319
Finmeccanica SpA.	1.00%	Deutsche Bank AG	12/20/16	EUR	1,300	101,245
WPP Group Plc	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	EUR	1,000	(21,324)
Svenska Cellulosa Aktiebolaget SCA	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	EUR	3,625	(19,769)
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD	9,000	15,142
Republic of Ireland	1.00%	Citibank, N.A.	12/20/16	USD	1,600	12,088
Valero Energy Corp.	1.00%	Credit Suisse International	12/20/16	USD	5,000	6,071
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/16	USD	5,700	21,910
Vulcan Materials Co.	5.00%	Deutsche Bank AG	12/20/16	USD	2,500	(221,051)
Republic of Ireland	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,000	37,503
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,250	(27,593)
Lincoln National Corp.	1.00%	UBS AG	12/20/16	USD	2,500	26,047
Koninklijke Philips Electronics NV	1.00%	Barclays Bank Plc	3/20/17	EUR	3,500	(15,752)
Telekom Austria AG	1.00%	Barclays Bank Plc	3/20/17	EUR	5,000	(32,653)
Telekom Austria AG	1.00%	Citibank, N.A.	3/20/17	EUR	2,050	(6,725)
Diageo Plc	1.00%	Deutsche Bank AG	3/20/17	EUR	1,250	(378)
Akzo Nobel NV	1.00%	Goldman Sachs Bank USA	3/20/17	EUR	1,100	(10,572)
Bertelsmann AG	1.00%	Goldman Sachs Bank USA	3/20/17	EUR	2,000	(8,768)
Gas Natural SDG SA	1.00%	JPMorgan Chase Bank, N.A.	3/20/17	EUR	1,250	(483)
Iberdrola SA	1.00%	JPMorgan Chase Bank, N.A.	3/20/17	EUR	1,250	(460)
Wolters Kluwer NV	1.00%	Morgan Stanley Capital Services, Inc.	3/20/17	EUR	1,000	(2,716)
Caterpillar, Inc.	1.00%	Credit Suisse International	3/20/17	USD	10,000	(758)
Sara Lee Corp.	1.00%	JPMorgan Chase Bank, N.A.	3/20/17	USD	2,884	(9,523)

Total						$4,229,183

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	37

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Credit default swaps on single-name issues - sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	NR	USD	7,956	$ 29,138

Assured Guaranty Corp.	5.00%	Citibank, N.A.	6/20/14	AA-	USD	5,000	(762,172)

ARAMARK Corp.	5.00%	JPMorgan Chase Bank, N.A.	6/20/16	B	USD	1,200	4,693

Banca Montedei Paschi di Siena SpA	3.00%	BNP Paribas SA	9/20/16	BBB	EUR	950	(119,207)

Landesbank Hessen-Thüringen Girozentrale	1.00%	BNP Paribas SA	9/20/16	AA	EUR	1,200	(57,178)

Lloyds TSB Bank Plc	1.00%	Credit Suisse International	9/20/16	A	EUR	750	(30,379)

Banca Montedei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	BBB	EUR	750	(120,371)

Swiss Reinsurance Co. Ltd.	1.00%	Deutsche Bank AG	9/20/16	AA-	EUR	5,000	73,149

Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank, N.A.	9/20/16	BBB	EUR	750	(153,185)

Interpublic Group of Companies, Inc.	1.00%	Credit Suisse International	9/20/16	BB+	USD	2,000	4,604

MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD	900	(5,945)

MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	2,900	(40,636)

Kinder Morgan Energy LP	1.00%	Goldman Sachs Bank USA	9/20/16	BBB	USD	10,000	(284,355)

MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	2,225	(35,907)

MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	3,630	(56,431)

MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD	2,185	(51,895)

Deutsche Telekom AG	1.00%	Barclays Bank Plc	12/20/16	BBB+	EUR	1,250	5,263

France Telecom SA	1.00%	Barclays Bank Plc	12/20/16	A-	EUR	1,250	(7,144)

Vodafone Group Plc	1.00%	Citibank, N.A.	12/20/16	A-	EUR	2,050	12,610

Glencore International AG	1.00%	Credit Suisse International	12/20/16	BBB	EUR	5,000	105,663

BNP Paribas SA	5.00%	Deutsche Bank AG	12/20/16	AA-	EUR	5,000	(32,719)

Anheuser-Busch Inbev NV	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	A-	EUR	1,600	(19,010)

MetLife, Inc.	1.00%	Citibank, N.A.	12/20/16	A-	USD	13,975	(369,675)

MetLife, Inc.	1.00%	Citibank, N.A.	12/20/16	A-	USD	2,155	(43,857)

Republic of Italy	1.00%	Citibank, N.A.	12/20/16	NR	USD	1,600	2,768

Ford Motor Co.	5.00%	Deutsche Bank AG	12/20/16	BB+	USD	5,000	(49,180)

MetLife, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	A-	USD	750	(10,441)

Republic of Italy	1.00%	Goldman Sachs Bank USA	12/20/16	NR	USD	4,000	4,222

Siemens AG	1.00%	Barclays Bank Plc	3/20/17	A+	EUR	3,500	(7,908)

Tesco Plc	1.00%	Goldman Sachs Bank USA	3/20/17	A-	EUR	1,800	(4,465)

E.ON AG	1.00%	JPMorgan Chase Bank, N.A.	3/20/17	A	EUR	1,600	(1,194)

Telefonica SA	1.00%	JPMorgan Chase Bank, N.A.	3/20/17	BBB+	EUR	2,500	11,376

Republic of France	0.25%	Citibank, N.A.	3/20/17	AAA	USD	12,750	55,806

Total							$(1,953,962)

[1]	Using S&P’s rating.

2 The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Credit default swaps on traded indexes - buy protection outstanding as of December 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

CDX.EM Series 14 Version 1	5.00%	Deutsche Bank AG	12/20/15	USD	9,000	$396,264

CDX.EM Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	4,500	207,132

iTraxx Europe Crossover Series 15 Version 1	5.00%	Credit Suisse International	6/20/16	EUR	300	39,824

iTraxx Sub Financials Series 15 Version 1	1.00%	Credit Suisse International	6/20/16	EUR	1,750	128,911

CDX.NA.HY Series 16 Version 1	5.00%	Barclays Bank Plc	6/20/16	USD	14,700	(97,049)

CDX.NA.IG Series 16 Version 1	1.00%	Credit Suisse International	6/20/16	USD	40,000	92,260

CDX.NA.HY Series 16 Version 1	5.00%	Goldman Sachs Bank USA	6/20/16	USD	9,800	429,887

CDX.NA.IG Series 16 Version 1	1.00%	Goldman Sachs Bank USA	6/20/16	USD	6,508	6,792

CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	5,000	7,321

iTraxx Sub Financials Series 16 Version 1	5.00%	Bank of America, N.A.	12/20/16	EUR	3,000	46,878

iTraxx Europe Crossover Series 16 Version 1	5.00%	Barclays Bank Plc	12/20/16	EUR	14,840	(161,180)

iTraxx Sub Financials Series 16 Version 1	5.00%	BNP Paribas SA	12/20/16	EUR	5,050	40,882

iTraxx Europe Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	EUR	10,000	(42,150)

iTraxx Sub Financials Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	EUR	5,500	(144,593)

CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	7,000	(74,579)

CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	20,000	(209,616)

CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	5,000	(26,580)

CDX.NA.IG Series 17 Version 1	1.00%	Deutsche Bank AG	12/20/16	USD	5,000	(30,323)

iTraxx Asia.XJ.IG Series 16 Version 1	1.00%	Deutsche Bank AG	12/20/16	USD	5,000	(141,307)

CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	USD	2,500	(33,820)

CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	USD	45,000	(116,027)

iTraxx Europe Crossover Series 15 Version 1	5.00%	UBS AG	6/20/18	EUR	15,000	(135,272)

Total						$183,655

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	39

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Credit default swaps on traded indexes - sold protection outstanding as of December 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

iTraxx Europe Crossover Series 15 Version 1	5.00%	UBS AG	6/20/16	A	EUR	15,000	$ 58,702

CDX.NA.HY Series 16 Version 3	5.00%	Goldman Sachs Bank USA	6/20/16	B	USD	24,500	(964,615)

CDX.NA.HY Series 17 Version 3	5.00%	Credit Suisse International	12/20/16	B	USD	16,366	120,681

CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	BBB+	USD	10,000	27,387

CMBX.NA Series 3	0.08%	Morgan Stanley Capital Services, Inc.	12/13/49	A+	USD	4,070	89,067

CMBX.NA Series 4	0.35%	Morgan Stanley Capital Services, Inc.	2/17/51	A-	USD	4,070	79,403
Total							$(589,375)

[1]	Using S&P’s rating of the underlying securities.

2 The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Total return swaps outstanding as of December 31, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Change in Return of the Consumer
Price Index for All Urban Consumers	Receives	2.62%(a)	Bank of America, N.A.	6/27/21	USD 16,150	$497,953

Change in Return of the Consumer
Price Index for All Urban Consumers	Receives	2.63%(a)	BNP Paribas SA	6/27/21	USD 16,150	523,212

Change in Return of the Consumer
Price Index for All Urban Consumers	Pays	2.45%(a)	Deutsche Bank AG	9/07/21	USD 16,150	207,980

Change in Return of the Consumer
Price Index for All Urban Consumers	Pays	2.35%(a)	Deutsche Bank AG	9/08/21	USD 16,150	(35,078)

Change in Return of the Consumer
Price Index for All Urban Consumers	Receives	2.18%(a)	Bank of America, N.A.	10/06/21	USD 14,415	(219,526)

Return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/39	USD 20,161	582,884

Return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Credit Suisse International	1/12/39	USD 14,477	29,309

Return on Markit IOS 5.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD 8,459	98,493

Return on Markit IOS 5.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD 10,844	119,496

Return on Markit IOS 6.00%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/39	USD 33,835	(8,090)

Return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Credit Suisse International	1/12/41	USD 33,690	(120,422)
Total						$1,676,211

(a)	Net payment made at termination.

—	Total return – variance swaps outstanding as of December 31, 2011 were as follows:

Index	Variance Strike Price	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
S&P 500 Index	35.2%(b)	Credit Suisse International	12/18/18	$14,205	$ (56,467)
(b)	At expiration, the Fund pays or receives the difference between the realized variance and predefined variance strike price multiplied by the notional amount.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	DECEMBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—	Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$128,996,248	–	–	$128,996,248
Asset-Backed Securities	–	$122,369,468	$49,066,539	171,436,007
Collateralized Debt Obligations	–	3,855,577	60,285,334	64,140,911
Corporate Bonds	–	675,141,355	12,954,000	688,095,355
Floating Rate Loan Interests	–	56,829,104	5,642,563	62,471,667
Foreign Agency Obligations	–	60,858,983	–	60,858,983
Foreign Government Obligations	–	109,486,965	–	109,486,965
Investment Companies	28,011,240	–	–	28,011,240
Non-Agency Mortgage-Backed Securities	–	282,351,299	72,515,152	354,866,451
Preferred Securities	8,391,419	18,248,690	–	26,640,109
Taxable Municipal Bonds	–	87,968,218	–	87,968,218
U.S. Government Sponsored Agency Securities	–	1,623,209,904	–	1,623,209,904
U.S. Treasury Obligations	–	616,921,954	–	616,921,954
Short-Term Securities	–	131,782,979	–	131,782,979
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(1,413,711,757)	–	(1,413,711,757)
Borrowed Bonds	–	(104,852,970)	–	(104,852,970)
Total	$165,398,907	$2,270,459,769	$200,463,588	$2,636,322,264

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$9,363,159	$29,138	$9,392,297
Foreign currency exchange contracts	–	24,068,466	–	24,068,466
Interest rate contracts	$ 3,243,008	11,007,421	–	14,250,429
Other contracts	–	2,059,327	–	2,059,327
Liabilities:
Credit contracts	–	(7,331,953)	–	(7,331,953)
Equity contracts	(133,425)	–	–	(133,425)
Foreign currency exchange contracts	–	(12,558,974)	–	(12,558,974)
Interest rate contracts	(6,959,226)	(26,393,834)	–	(33,353,060)
Other contracts	–	(383,116)	(56,467)	(439,583)
Total	$(3,849,643)	$(169,504)	$(27,329)	$(4,046,476)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	41

Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Collateralized Debt Obligations	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Balance, as of December 31, 2010	$14,439,263	$9,199,573	$2,750,000	$1,519,687	$3,040,320	$30,948,843
Accrued discounts/premiums	7,981	1,307,482	–	(1,181)	714,968	2,029,250
Realized gain/loss	–	182,238	–	(17,177)	–	165,061
Change in unrealized appreciation/depreciation[2]	4,064,065	(7,102,628)	202,847	(27,016)	1,254,225	(1,608,507)
Purchases	54,130,413	73,860,253	12,751,153	5,668,250	80,608,561	227,018,630
Sales	(10,796,168)	(17,161,584)	(2,750,000)	(1,500,000)	(10,062,602)	(42,270,354)
Transfers in3	1,660,247	–	–	–	–	1,660,247
Transfers out[3]	(14,439,262)	–	–	–	(3,040,320)	(17,479,582)
Balance, as of December 31, 2011	$49,066,539	$60,285,334	$12,954,000	$5,642,563	$72,515,152	$200,463,588

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at December 31, 2011 was $(1,606,030).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts		Other Contracts
	Assets	Liabilities	Assets	Liabilities	Total
Balance, as of December 31, 2010	–	$(427,371)	$605,376	$(102,265)	$75,740
Accrued discounts/premiums	–	–	–	–	–
Net realized gain (loss)	–	555,000	651,783	342,965	1,549,748
Net change in unrealized appreciation/depreciation[4]	$(33,301)	427,371	(605,376)	45,798	(165,508)
Purchases	–	–	–	–	–
Issuances[5]	62,439	–	–	–	62,439
Sales	–	(555,000)	–	–	(555,000)
Settlements[6]	–	–	(651,783)	(342,965)	(994,748)
Transfers in7	–	–	–	–	–
Transfers out[7]	–	–	–	–	–
Balance, as of December 31, 2011	$29,138	–	–	$(56,467)	$(27,329)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on swaps still held at December 31, 2011 was $(89,769).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	DECEMBER 31, 2011

Statements of Assets and Liabilities

December 31, 2011	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Assets

Investments at value – unaffiliated[1]	$50,799,769	$244,877,067	$4,048,602,294
Investments at value – affiliated[2]	6,516,179	9,470,012	128,996,248
Cash	306,440	–	18,913,414
Cash pledged as collateral for financial futures contracts	11,000	1,518,000	21,233,000
Cash pledged as collateral for swap contracts	–	–	525,000
Foreign currency at value[3]	60,590	1,555,967	4,441,604
Interest receivable	1,030,003	2,843,297	20,710,244
Unrealized appreciation on foreign currency exchange contracts	546,962	3,242,602	10,467,631
Investments sold receivable	453,224	–	30,427,152
Capital shares sold receivable	342,276	158,618	10,278,176
Swap premiums paid	260,944	88,497	36,819,093
Unrealized appreciation on swaps	257,440	83,185	13,925,911
Receivable from advisor	6,389	–	524,033
Margin variation receivable	2,264	62,468	446,880
Dividends receivable – affiliated	370	978	–
TBA sale commitments receivable	–	–	1,407,812,496
Dividends receivable	–	–	17,656
Prepaid expenses	35,750	48,391	154,623

Total assets	60,629,600	263,949,082	5,754,295,455

Liabilities

Bank overdraft	–	6,895	–
Investments purchased payable	–	–	1,340,329,870
Unrealized depreciation on foreign currency exchange contracts	701,866	4,078,375	1,638,981
Unrealized depreciation on swaps	151,674	68,666	12,975,912
Income dividends payable	48,739	195,336	2,153,142
Capital shares redeemed payable	38,440	512,430	10,999,815
Swap premiums received	21,428	255,459	23,545,765
Investment advisory fees payable	19,238	175,235	1,167,218
Service and distribution fees payable	11,372	31,622	580,046
Margin variation payable	4,219	83,947	2,157,508
Officer’s and Trustees’ fees payable	3,731	4,601	12,676
Other affiliates payable	2,342	42,183	153,525
TBA sale commitments at value[4]	–	–	1,413,711,757
Borrowed bonds at value[5]	–	–	104,852,970
Options written at value[6]	–	–	32,109,451
Reverse repurchase agreements	–	–	16,625,413
Interest expense payable	–	–	1,584,660
Cash received as collateral for swap contracts	–	–	1,291,000
Other accrued expenses payable	111,454	487,347	1,173,116

Total liabilities	1,114,503	5,942,096	2,967,062,825

Net Assets	$59,515,097	$258,006,986	$2,787,232,630

Net Assets Consist of

Paid-in capital	$58,071,285	$275,481,531	$2,927,043,486
Undistributed (distributions in excess of) net investment income	(523,730)	4,249,385	(9,121,352)
Accumulated net realized gain (loss)	129,978	(29,222,894)	(80,855,986)
Net unrealized appreciation/depreciation	1,837,564	7,498,964	(49,833,518)

Net Assets	$59,515,097	$258,006,986	$2,787,232,630

[1] Investments at cost – unaffiliated	$48,868,660	$236,322,412	$4,094,304,117
[2] Investments at cost – affiliated	$6,516,179	$9,470,012	$130,879,173
[3] Foreign currency at cost	$60,635	$1,551,798	$4,553,798
[4] Proceeds from TBA sale commitments	–	–	$1,407,812,496
[5] Proceeds received from borrowed bond agreements	–	–	$108,569,056
[6] Premiums received	–	–	$26,244,386

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	43

Statements of Assets and Liabilities (concluded)

	BlackRock	BlackRock	BlackRock
	Emerging Market	International	Strategic Income
	Debt	Bond	Opportunities
December 31, 2011	Portfolio	Portfolio	Portfolio

Net Asset Value

BlackRock
Net assets	$28,415,321	$21,293,379	–

Shares outstanding[7]	2,753,776	2,058,815	–

Net asset value	$10.32	$10.34	–

Institutional
Net assets	$6,497,190	$150,108,162	$1,418,742,146

Shares outstanding[7]	629,606	14,525,168	149,256,143

Net asset value	$10.32	$10.33	$9.51

Service
Net assets	–	$15,238,051	–

Shares outstanding[7]	–	1,471,971	–

Net asset value	–	$10.35	–

Investor A
Net assets	$14,803,102	$51,646,431	$903,983,688

Shares outstanding[7]	1,435,158	4,987,945	95,102,299

Net asset value	$10.31	$10.35	$9.51

Investor B
Net assets	–	$1,586,233	–

Shares outstanding[7]	–	153,123	–

Net asset value	–	$10.36	–

Investor C
Net assets	$9,799,484	$18,134,730	$464,506,796

Shares outstanding[7]	950,035	1,753,546	48,913,586

Net asset value	$10.31	$10.34	$9.50

7 Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	DECEMBER 31, 2011

Statements of Operations

Year Ended December 31, 2011	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Investment Income
Interest	$3,047,001	$9,513,331	$109,620,896
Dividends – affiliated	2,478	7,225	14,134,113
Dividends – unaffiliated	–	–	852,986

Total income	3,049,479	9,520,556	124,607,995

Expenses
Investment advisory	322,950	1,544,073	11,871,704
Service and distribution – class specific	114,596	442,747	6,259,983
Professional	96,123	51,408	167,344
Registration	53,940	70,274	442,905
Administration	40,369	210,555	1,548,973
Transfer agent – class specific	34,026	391,970	2,319,332
Custodian	25,219	37,854	543,153
Officer and Trustees	15,989	19,826	63,821
Administration – class specific	13,437	70,195	489,550
Printing	10,341	44,409	321,996
Miscellaneous	17,230	37,676	106,889
Recoupment of past waived fees – class specific	1,468	32,047	–
Recoupment of past waived fees	–	26,977	–

Total expenses excluding interest expense	745,688	2,980,011	24,135,650
Interest expense[1]	–	–	9,975,380

Total expenses	745,688	2,980,011	34,111,030
Less fees waived by advisor	(125,159)	(4,814)	(2,258,483)
Less administration fees waived – class specific	(8,315)	(7,747)	(489,546)
Less transfer agent fees waived – class specific	(267)	–	(42,880)
Less transfer agent fees reimbursed – class specific	(7,037)	–	(1,853,836)
Less fees paid indirectly	(1,024)	(155)	(627)

Total expenses after fees waived, reimbursed and paid indirectly	603,886	2,967,295	29,465,658

Net investment income	2,445,593	6,553,261	95,142,337

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(94,506)	787,227	50,244,851
Investments – affiliated	–	–	9,281,931
Capital gain distributions received from affiliated underlying funds	96	278	160,691
Options written	54,099	–	15,929,838
Financial futures contracts	67,265	(5,521,024)	(110,480,992)
Swaps	(372,477)	24,194	(24,670,301)
Borrowed bonds	–	–	(29,695,974)
Foreign currency transactions	85,510	12,255,667	(5,218,707)

	(260,013)	7,546,342	(94,448,663)

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	383,277	(5,511,635)	(46,235,475)
Investments – affiliated	–	–	(11,517,156)
Options written	–	–	(3,423,880)
Financial futures contracts	(14,798)	(525,067)	(2,993,043)
Borrowed bonds	–	–	4,049,338
Swaps	48,896	(216,297)	498,119
Foreign currency transactions	(141,430)	(913,670)	9,270,479

	275,945	(7,166,669)	(50,351,618)

Total realized and unrealized gain (loss)	15,932	379,673	(144,800,281)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,461,525	$6,932,934	$(49,657,944)

1 See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	45

Statements of Changes in Net Assets

	BlackRock Emerging Market Debt Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$2,445,593	$1,674,108
Net realized gain (loss)	(260,013)	1,040,677
Net change in unrealized appreciation/depreciation	275,945	747,854

Net increase in net assets resulting from operations	2,461,525	3,462,639

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(1,326,915)	(1,025,073)
Institutional	(300,280)	(153,532)
Investor A	(465,015)	(291,996)
Investor C	(321,793)	(218,509)
Net realized gain:
BlackRock	(96,881)	(210,493)
Institutional	(21,187)	(35,899)
Investor A	(50,179)	(66,054)
Investor C	(33,439)	(56,701)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,615,689)	(2,058,257)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	11,376,156	28,954,709
Redemption Fees
Redemption fees	2,138	2,425

Net Assets
Total increase in net assets	11,224,130	30,361,516
Beginning of year	48,290,967	17,929,451

End of year	$59,515,097	$48,290,967

Undistributed net investment income	$(523,730)	$63,947

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	DECEMBER 31, 2011

Statements of Changes in Net Assets (concluded)

	BlackRock International Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$6,553,261	$6,945,682	$95,142,337	$20,201,362
Net realized gain (loss)	7,546,342	3,756,482	(94,448,663)	20,123,202
Net change in unrealized appreciation/depreciation	(7,166,669)	3,140,083	(50,351,618)	(167,885)

Net increase (decrease) in net assets resulting from operations	6,932,934	13,842,247	(49,657,944)	40,156,679

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(1,009,618)	(1,405,521)	–	–
Institutional	(6,990,575)	(7,629,390)	(46,957,887)	(8,084,694)
Service	(703,900)	(1,277,376)	–	–
Investor A	(2,506,314)	(3,909,039)	(29,940,798)	(6,910,674)
Investor B	(66,606)	(137,415)	–	–
Investor C	(712,520)	(1,092,298)	(11,068,229)	(3,656,051)
Net realized gain:
Institutional	–	–	(2,690,574)	(8,258,345)
Investor A	–	–	(1,702,385)	(7,382,474)
Investor C	–	–	(761,114)	(4,167,303)

Decrease in net assets resulting from dividends and distributions to shareholders	(11,989,533)	(15,451,039)	(93,120,987)	(38,459,541)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(20,970,239)	(91,302,805)	1,490,254,274	1,424,878,882

Redemption Fees
Redemption fees	2,129	5,491	95,263	111,695

Net Assets
Total increase (decrease) in net assets	(26,024,709)	(92,906,106)	1,347,570,606	1,426,687,715
Beginning of year	284,031,695	376,937,801	1,439,662,024	12,974,309

End of year	$258,006,986	$284,031,695	$2,787,232,630	$1,439,662,024

Undistributed (distributions in excess of) net investment income	$4,249,385	$(2,187,109)	$(9,121,352)	$3,190,755

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	47

Financial Highlights	BlackRock Emerging Market Debt Portfolio

	BlackRock					Institutional
	Year Ended December 31,			Period February 1, 2008[1] to December 31, 2008		Year Ended December 31,			Period February 1, 2008[1] to December 31, 2008
	2011	2010	2009			2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.32	$9.83	$8.39	$10.00		$10.32	$9.83	$8.39	$10.00

Net investment income[2]	0.50	0.53	0.54	0.48		0.49	0.52	0.56	0.49
Net realized and unrealized gain (loss)[3]	0.03	0.58	1.43	(1.61)		0.03	0.58	1.41	(1.64)

Net increase (decrease) from investment operations	0.53	1.11	1.97	(1.13)		0.52	1.10	1.97	(1.15)

Dividends and distributions from:
Net investment income	(0.49)	(0.54)	(0.51)	(0.48)		(0.48)	(0.53)	(0.52)	(0.46)
Tax return of capital	–	–	(0.02)	–		–	–	(0.01)	–
Net realized gain	(0.04)	(0.08)	–	–		(0.04)	(0.08)	–	–

Total dividends and distributions	(0.53)	(0.62)	(0.53)	(0.48)		(0.52)	(0.61)	(0.53)	(0.46)

Net asset value, end of period	$10.32	$10.32	$9.83	$8.39		$10.32	$10.32	$9.83	$8.39

Total Investment Return[4,5]
Based on net asset value	5.23%	11.51%	24.13%	(11.59)%[6]		5.11%	11.45%	24.06%	(11.70)%[6]

Ratios to Average Net Assets
Total expenses	1.11%	1.28%	2.29% [7]	3.42%	[7,8]	1.20%	1.35%	2.19% [7]	4.38%	[7,8]

Total expenses excluding recoupment of past waived fees	1.11%	1.28%	2.29%	3.42%	[8]	1.20%	1.35%	2.19%	4.38%	[8]

Total expenses after fees waived, reimbursed and paid indirectly	0.85%	0.85%	0.85%	0.84%	[8]	0.96%	0.91%	0.89%	0.96%	[8]

Net investment income	4.82%	5.11%	5.90%	5.63%	[8]	4.72%	5.04%	5.87%	6.36%	[8]

Supplemental Data
Net assets, end of period (000)	$28,415	$27,321	$10,435	$8,341		$6,497	$4,563	$2,522	$220

Portfolio turnover	195%	164%	109%	89%		195%	164%	109%	89%

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	DECEMBER 31, 2011

Financial Highlights (concluded)	BlackRock Emerging Market Debt Portfolio

	Investor A				Investor C
	Year Ended December 31,			Period February 1, 2008[1] to December 31, 2008	Year Ended December 31,			Period February 1, 2008[1] to December 31, 2008
	2011	2010	2009		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.31	$9.82	$8.38	$10.00	$10.31	$9.82	$8.38	$10.00

Net investment income[2]	0.46	0.49	0.53	0.45	0.39	0.42	0.46	0.41
Net realized and unrealized gain (loss)[3]	0.03	0.58	1.41	(1.62)	0.03	0.58	1.41	(1.65)

Net increase (decrease) from investment operations	0.49	1.07	1.94	(1.17)	0.42	1.00	1.87	(1.24)

Dividends and distributions from:
Net investment income	(0.45)	(0.50)	(0.49)	(0.45)	(0.38)	(0.43)	(0.42)	(0.38)
Tax return of capital	–	–	(0.01)	–	–	–	(0.01)	–
Net realized gain	(0.04)	(0.08)	–	–	(0.04)	(0.08)	–	–

Total dividends and distributions	(0.49)	(0.58)	(0.50)	(0.45)	(0.42)	(0.51)	(0.43)	(0.38)

Net asset value, end of period	$10.31	$10.31	$9.82	$8.38	$10.31	$10.31	$9.82	$8.38

Total Investment Return[4,5]
Based on net asset value	4.81%	11.13%	23.75%	(11.99)%[6]	4.08%	10.33%	22.84%	(12.61)%[6]

Ratios to Average Net Assets
Total expenses	1.51%	1.67%	2.42% [7]	4.04% [7,8]	2.25%	2.36%	3.22% [7]	4.62% [7,8]

Total expenses excluding recoupment of past waived fees	1.49%	1.67%	2.42%	4.04% [8]	2.25%	2.36%	3.22%	4.62% [8]

Total expenses after fees waived, reimbursed and paid indirectly	1.25%	1.20%	1.16%	1.18% [8]	1.95%	1.93%	1.89%	1.90% [8]

Net investment income	4.38%	4.72%	5.54%	5.38% [8]	3.72%	4.05%	4.76%	4.82% [8]

Supplemental Data
Net assets, end of period (000)	$14,803	$8,864	$2,028	$73	$9,799	$7,543	$2,945	$152

Portfolio turnover	195%	164%	109%	89%	195%	164%	109%	89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	49

Financial Highlights	BlackRock International Bond Portfolio

	BlackRock
	Year Ended December 31,				Period October 1, 2008 to December 31, 2008		Year Ended September 30,
	2011	2010	2009				2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.55	$10.55	$10.95		$11.20		$11.57	$10.98

Net investment income[1]	0.28	0.26	0.25		0.09		0.40	0.35
Net realized and unrealized gain (loss)[2]	0.01	0.30	0.36		0.55		(0.38)	0.57

Net increase from investment operations	0.29	0.56	0.61		0.64		0.02	0.92

Dividends from net investment income	(0.50)	(0.56)	(1.01)		(0.89)		(0.39)	(0.33)

Net asset value, end of period	$10.34	$10.55	$10.55		$10.95		$11.20	$11.57

Total Investment Return[3,4]
Based on net asset value	2.77%	5.54%	6.13%		5.70%	[5]	0.04%	8.56%	[6]

Ratios to Average Net Assets
Total expenses	0.79%	0.80%	0.81%		0.81%	[7]	0.77%	0.75%

Total expenses excluding recoupment of past waived fees	0.74%	0.80%	0.81%		0.81%	[7]	0.77%	0.75%

Total expenses after fees waived, reimbursed and paid indirectly	0.79%	0.79%	0.78%		0.79%	[7]	0.77%	0.75%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.79%	0.79%	0.78%		0.78%	[7]	0.76%	0.75%

Net investment income	2.59%	2.46%	2.36%		3.11%	[7]	3.34%	3.18%

Supplemental Data
Net assets, end of period (000)	$21,293	$21,407	$38,965		$62,415		$67,594	$87,530

Portfolio turnover	82%	82%	172%	[8]	25%	[9]	151% [10]	77%

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Institutional
	Year Ended December 31,				Period October 1, 2008 to December 31, 2008		Year Ended September 30,
	2011	2010	2009				2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$10.54	$10.94		$ 11.19		$11.56	$10.96

Net investment income[1]	0.27	0.24	0.24		0.08		0.40	0.35
Net realized and unrealized gain (loss)[2]	0.01	0.31	0.36		0.56		(0.38)	0.58

Net increase from investment operations	0.28	0.55	0.60		0.64		0.02	0.93

Dividends from net investment income	(0.49)	(0.55)	(1.00)		(0.89)		(0.39)	(0.33)

Net asset value, end of period	$10.33	$10.54	$10.54		$ 10.94		$11.19	$11.56

Total Investment Return[3,4]
Based on net asset value	2.62%	5.42%	6.06%		5.71%	[5]	0.02%	8.64%	[6]

Ratios to Average Net Assets
Total expenses	0.90%	0.92%	0.89%		0.83%	[7]	0.79%	0.77%

Total expenses excluding recoupment of past waived fees	0.89%	0.92%	0.89%		0.83%	[7]	0.79%	0.77%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%	0.90%	0.86%		0.83%	[7]	0.79%	0.77%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%	0.90%	0.86%		0.82%	[7]	0.79%	0.77%

Net investment income	2.48%	2.33%	2.30%		3.07%	[7]	3.32%	3.19%

Supplemental Data
Net assets, end of period (000)	$150,108	$145,720	$155,656		$175,123		$180,834	$213,262

Portfolio turnover	82%	82%	172%	[8]	25%	[9]	151% [10]	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	51

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Service
	Year Ended December 31,				Period October 1, 2008 to December 31, 2008		Year Ended September 30,
	2011	2010	2009				2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.55	$10.96		$11.21		$11.58	$10.98

Net investment income[1]	0.25	0.21	0.21		0.08		0.36	0.32
Net realized and unrealized gain (loss)[2]	0.01	0.32	0.35		0.56		(0.38)	0.58

Net increase (decrease) from investment operations	0.26	0.53	0.56		0.64		(0.02)	0.90

Dividends from net investment income	(0.47)	(0.52)	(0.97)		(0.89)		(0.35)	(0.30)

Net asset value, end of period	$10.35	$10.56	$10.55		$10.96		$11.21	$11.58

Total Investment Return[3,4]
Based on net asset value	2.48%	5.23%	5.64%		5.71%	[5]	(0.30)%	8.32%	[6]

Ratios to Average Net Assets
Total expenses	1.04%	1.17%	1.16%		1.12%	[7]	1.11%	1.05%

Total expenses excluding recoupment of past waived fees	1.03%	1.17%	1.16%		1.12%	[7]	1.11%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly	1.04%	1.16%	1.15%		1.12%	[7]	1.11%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.04%	1.16%	1.15%		1.11%	[7]	1.11%	1.05%

Net investment income	2.36%	2.06%	2.01%		2.78%	[7]	2.99%	2.90%

Supplemental Data
Net assets, end of period (000)	$15,238	$18,796	$40,084		$45,545		$50,020	$70,819

Portfolio turnover	82%	82%	172%	[8]	25%	[9]	151% [10]	77%

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor A
	Year Ended December 31,				Period October 1, 2008 to December 31, 2008		Year Ended September 30,
	2011	2010	2009				2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.56	$10.96		$11.21		$11.57	$10.98

Net investment income[1]	0.24	0.21	0.21		0.08		0.35	0.31
Net realized and unrealized gain (loss)[2]	0.01	0.31	0.36		0.55		(0.36)	0.57

Net increase (decrease) from investment operations	0.25	0.52	0.57		0.63		(0.01)	0.88

Dividends from net investment income	(0.46)	(0.52)	(0.97)		(0.88)		(0.35)	(0.29)

Net asset value, end of period	$10.35	$10.56	$10.56		$10.96		$11.21	$11.57

Total Investment Return[3,4]
Based on net asset value	2.35%	5.11%	5.70%		5.68%	[5]	(0.29)%	8.13%	[6]

Ratios to Average Net Assets
Total expenses	1.20%	1.24%	1.26%		1.25%	[7]	1.19%	1.22%

Total expenses excluding recoupment of past waived fees	1.16%	1.22%	1.26%		1.25%	[7]	1.19%	1.22%

Total expenses after fees waived, reimbursed and paid indirectly	1.20%	1.20%	1.19%		1.19%	[7]	1.17%	1.16%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.20%	1.20%	1.19%		1.19%	[7]	1.17%	1.16%

Net investment income	2.21%	2.03%	1.96%		2.75%	[7]	2.90%	2.79%

Supplemental Data
Net assets, end of period (000)	$51,646	$69,695	$106,609		$106,247		$138,912	$110,810

Portfolio turnover	82%	82%	172%	[8]	25%	[9]	151% [10]	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	53

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor B
	Year Ended December 31,				Period October 1, 2008 to December 31, 2008		Year Ended September 30,
	2011	2010	2009				2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.57	$10.56	$10.96		$11.21		$11.58	$10.98

Net investment income[1]	0.16	0.12	0.11		0.05		0.25	0.22
Net realized and unrealized gain (loss)[2]	0.01	0.31	0.36		0.56		(0.37)	0.57

Net increase (decrease) from investment operations	0.17	0.43	0.47		0.61		(0.12)	0.79

Dividends from net investment income	(0.38)	(0.42)	(0.87)		(0.86)		(0.25)	(0.19)

Net asset value, end of period	$10.36	$10.57	$10.56		$10.96		$11.21	$11.58

Total Investment Return[3,4]
Based on net asset value	1.56%	4.25%	4.78%		5.46%	[5]	(1.18)%	7.30%	[6]

Ratios to Average Net Assets
Total expenses	1.96%	2.09%	2.09%		2.02%	[7]	2.00%	2.01%

Total expenses excluding recoupment of past waived fees	1.95%	2.09%	2.09%		2.02%	[7]	2.00%	2.01%

Total expenses after fees waived, reimbursed and paid indirectly	1.96%	2.09%	2.08%		2.02%	[7]	2.00%	2.01%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.96%	2.09%	2.08%		2.02%	[7]	2.00%	2.01%

Net investment income	1.46%	1.13%	1.08%		1.88%	[7]	2.11%	1.96%

Supplemental Data
Net assets, end of period (000)	$1,586	$2,989	$5,132		$8,376		$9,347	$12,539

Portfolio turnover	82%	82%	172%	[8]	25%	[9]	151% [10]	77%

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	DECEMBER 31, 2011

Financial Highlights (concluded)	BlackRock International Bond Portfolio

	Investor C
	Year Ended December 31,				Period October 1, 2008 to December 31, 2008		Year Ended September 30,
	2011	2010	2009				2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.55	$10.54	$10.95		$11.20		$11.61	$11.01

Net investment income[1]	0.16	0.13	0.13		0.05		0.27	0.24
Net realized and unrealized gain (loss)[2]	0.01	0.32	0.35		0.56		(0.42)	0.57

Net increase (decrease) from investment operations	0.17	0.45	0.48		0.61		(0.15)	0.81

Dividends from net investment income	(0.38)	(0.44)	(0.89)		(0.86)		(0.26)	(0.21)

Net asset value, end of period	$10.34	$10.55	$10.54		$10.95		$11.20	$11.61

Total Investment Return[3,4]
Based on net asset value	1.57%	4.39%	4.80%		5.50%	[5]	(1.40)%	7.41%	[6]

Ratios to Average Net Assets
Total expenses	1.95%	1.97%	1.97%		1.93%	[7]	1.88%	1.89%

Total expenses excluding recoupment of past waived fees	1.94%	1.97%	1.97%		1.93%	[7]	1.88%	1.89%

Total expenses after fees waived, reimbursed and paid indirectly	1.95%	1.97%	1.95%		1.93%	[7]	1.88%	1.89%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.95%	1.97%	1.95%		1.93%	[7]	1.87%	1.89%

Net investment income	1.45%	1.26%	1.21%		1.98%	[7]	2.23%	2.12%

Supplemental Data
Net assets, end of period (000)	$18,135	$25,425	$30,491		$32,535		$35,742	$39,777

Portfolio turnover	82%	82%	172%	[8]	25%	[9]	151% [10]	77%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	55

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional							Investor A
	Year Ended December 31,						Period February 5, 2008[1] to December 31, 2008	Year Ended December 31,						Period February 5, 2008[1] to December 31, 2008
	2011		2010		2009			2011		2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$9.96		$9.36		$7.96		$10.00	$9.96		$9.36		$7.97		$10.00
Net investment income[2]	0.39		0.45		0.56		0.62	0.37		0.43		0.53		0.59
Net realized and unrealized gain (loss)	(0.45)		0.78		1.39		(2.11)	(0.46)		0.77		1.39		(2.09)
Net increase (decrease) from investment operations	(0.06)		1.23		1.95		(1.49)	(0.09)		1.20		1.92		(1.50)
Dividends and distributions from:
Net investment income	(0.37)		(0.47)		(0.55)		(0.59)	(0.34)		(0.44)		(0.53)		(0.57)
Net realized gain	(0.02)		(0.16)		–		(0.00)[3]	(0.02)		(0.16)		–		(0.00)[3]
Total dividends and distributions	(0.39)		(0.63)		(0.55)		(0.59)	(0.36)		(0.60)		(0.53)		(0.57)
Redemption fees added to paid-in capital	0.00	[3]	0.00	[3]	0.00	[3]	0.04	0.00	[3]	0.00	[3]	0.00	[3]	0.04
Net asset value, end of period	$9.51		$9.96		$9.36		$7.96	$9.51		$9.96		$9.36		$7.97

Total Investment Return[4]
Based on net asset value	(0.73)%		13.39%		25.23%	[5]	(15.06)%[6]	(0.98)%		13.10%		24.76%	[5]	(15.13)%[6]

Ratios to Average Net Assets
Total expenses	1.09%	[7]	0.54%	[8]	1.54%	[9,10]	19.13% [9,11,12]	1.35%	[7]	0.82%	[8]	1.85%	[9,10]	16.33% [9,11,12]
Total expenses after fees waived, reimbursed and paid indirectly	0.92%	[7]	0.35%	[8]	0.15%	[10]	0.15% [11,12]	1.16%	[7]	0.61%	[8]	0.40%	[10]	0.40% [11,12]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.52%	[7]	0.34%	[8]	0.15%	[10]	0.15% [11,12]	0.77%	[7]	0.60%	[8]	0.40%	[10]	0.40% [11,12]
Net investment income	3.99%	[7]	4.47%	[8]	6.30%	[10]	7.51% [11,12]	3.74%	[7]	4.19%	[8]	6.05%	[10]	7.19% [11,12]

Supplemental Data
Net assets, end of period (000)	$1,418,742		$618,274		$1,035		$244	$903,984		$530,320		$2,351		$843
Portfolio turnover	639%	[13]	881%	[14]	128%		115%	639%	[13]	881%	[14]	128%		115%

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	DECEMBER 31, 2011

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Year Ended December 31,						Period February 5, 2008[1] to December 31, 2008
	2011		2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$9.95		$9.36		$7.96		$ 10.00
Net investment income[2]	0.29		0.36		0.47		0.58
Net realized and unrealized gain (loss)	(0.45)		0.76		1.39		(2.15)
Net increase (decrease) from investment operations	(0.16)		1.12		1.86		(1.57)
Dividends and distributions from:
Net investment income	(0.27)		(0.37)		(0.46)		(0.51)
Net realized gain	(0.02)		(0.16)		–		(0.00)[3]
Total dividends and distributions	(0.29)		(0.53)		(0.46)		(0.51)
Redemption fees added to paid-in capital	0.00	[3]	0.00	[3]	0.00	[3]	0.04
Net asset value, end of period	$9.50		$9.95		$9.36		$ 7.96

Total Investment Return[4]
Based on net asset value	(1.72)%		12.15%		23.99%	[5]	(15.79)%[6]

Ratios to Average Net Assets
Total expenses	2.11%	[7]	1.54%	[8]	2.51%	[9,10]	14.27% [9,11,12]
Total expenses after fees waived, reimbursed and paid indirectly.	1.91%	[7]	1.34%	[8]	1.15%	[10]	1.14% [11,12]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.52%	[7]	1.33%	[8]	1.15%	[10]	1.14% [11,12]
Net investment income	2.99%	[7]	3.51%	[8]	5.32%	[10]	7.38% [11,12]

Supplemental Data
Net assets, end of period (000)	$464,507		$291,068		$9,588		$ 2,470
Portfolio turnover	639%	[13]	881%	[14]	128%		115%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.
[9]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.
[11]	Annualized.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.
[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 477%.
[14]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2011	57

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of December 31, 2011, the Trust had 26 series, of which BlackRock Emerging Market Debt Portfolio (“Emerging Market Debt”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Emerging Market Debt and Strategic Income Opportunities are classified as non-diversified funds and International Bond is classified as a diversified fund. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

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Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities the (“Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”),

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planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the

60	BLACKROCK FUNDS II	DECEMBER 31, 2011

Notes to Financial Statements (continued)

lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission

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Notes to Financial Statements (continued)

(“SEC”) require that a Fund either delivers collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statute of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

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Notes to Financial Statements (continued)

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

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In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps – The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

64	BLACKROCK FUNDS II	DECEMBER 31, 2011

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Swap premiums paid; Investments at value – unaffiliated**	$216,486	$770,630	$15,006,086
Foreign currency exchange contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on foreign currency exchange contracts; Investments at value – unaffiliated**	550,865	3,242,602	24,068,466
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	311,919	105,965	45,068,083
Other contracts	Unrealized appreciation on swaps; Swap premiums paid	–	–	2,446,977
Total		$1,079,270	$4,119,197	$86,589,612

Liability Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Swap premiums received; Options written at value	$128,013	$573,386	$33,614,459
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	701,866	4,078,375	12,558,974
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	69,908	288,659	29,795,300
Equity contracts.	Net unrealized appreciation/ depreciation*	–	–	133,425
Other contracts	Unrealized depreciation on swaps; Swap premiums received	–	–	1,260,602
Total		$899,787	$4,940,420	$77,362,760

*Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS II	DECEMBER 31, 2011	65

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2011
Net Realized Gain (Loss) From
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$67,265	$(5,521,024)	$(101,317,653)
Swaps	(404,779)	78,140	(12,750,160)
Options***	–	–	4,105,714
Foreign currency exchange contracts:
Foreign currency exchange contracts	93,711	2,716,987	(3,997,848)
Financial futures contracts	–	–	588,282
Options***	(342,232)	(25,469)	(3,578,368)
Credit contracts:
Swaps	32,302	(53,946)	(24,759,368)
Options***	–	–	(3,355,132)
Equity contracts:
Financial futures contracts	–	–	(9,722,844)
Swaps	–	–	–
Options***	–	(159,840)	(2,345,816)
Other contracts:
Financial futures contracts	–	–	(28,777)
Swaps	–	–	12,839,227

Total	$(553,733)	$(2,965,152)	$(144,322,743)

Net Change in Unrealized Appreciation/Depreciation on
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$(14,798)	$(525,067)	$(2,859,618)
Swaps	42,028	(193,684)	(5,485,805)
Options***	–	(22,283)	(7,968,641)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(106,908)	(562,265)	8,857,320
Options***	(37,544)	159,751	(87,681)
Credit contracts:
Options***	–	–	631,880
Swaps	6,868	(22,613)	4,867,291
Equity contracts:
Financial futures contracts	–	–	(133,425)
Options***	–	–	9,253
Other contracts:
Swaps	–	–	1,116,633

Total	$(110,354)	$(1,166,161)	$(1,052,793)

***Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

66	BLACKROCK FUNDS II	DECEMBER 31, 2011

Notes to Financial Statements (continued)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Financial futures contracts:
Average number of contracts purchased	5	212	1,673
Average number of contracts sold	4	1,336	9,157
Average notional value of contracts purchased	$752,610	$96,915,540	$348,734,182
Average notional value of contracts sold	$491,719	$260,042,088	$1,610,770,480
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased.	57	59	61
Average number of contracts - US dollars sold	51	44	45
Average US dollar amounts purchased	$34,898,786	$159,434,118	$289,376,577
Average US dollar amounts sold	$34,992,984	$184,304,265	$172,882,288
Options:
Average number of option contracts purchased	8	–	28
Average number of option contracts written	1	–	11
Average notional value of option contracts purchased	$84,080	–	$1,012,964,236
Average notional value of option contracts written	$6,624	–	$455,067,833
Average number of swaption contracts purchased	–	1	32
Average number of swaption contracts written	–	–	42
Average notional value of swaption contracts purchased	–	$850	$981,098,430
Average notional value of swaption contracts written	–	–	$1,287,471,682
Credit default swaps:
Average number of contracts - buy protection	7	3	66
Average number of contracts - sell protection	1	4	40
Average notional value - buy protection	$7,077,953	$5,112,050	$347,529,941
Average notional value - sell protection	$1,430,000	$6,246,694	$245,937,445
Interest rate swaps:
Average number of contracts - pays fixed rate	3	1	24
Average number of contracts - receives fixed rate	4	2	25
Average notional value - pays fixed rate.	$15,924,818	$4,792,702	$510,786,885
Average notional value -receives fixed rate	$35,613,609	$23,082,974	$419,103,434
Total return swaps:
Average number of contracts	–	–	15
Average notional value	–	–	$290,621,750
3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Emerging Market Debt	International Bond and Strategic Income Opportunities
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.600%	0.550%
$1 Billion – $2 Billion	0.550%	0.500%
$2 Billion – $3 Billion	0.525%	0.475%
Greater Than $3 Billion	0.500%	0.450%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor, and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the year ended December 31, 2011, the amounts included in fees waived by advisor were as follows:

Emerging Market Debt	$123,360
Strategic Income Opportunities	$2,218,255

The expense limitations as a percentage of average daily net assets are as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
	Contractual[1]	Contractual[1]	Contractual[1]
BlackRock	0.85%	0.79%	N/A
Institutional	1.00%	1.03%[2]	0.65%
Service	N/A	1.33%	N/A
Investor A	1.25%	1.20%	0.90%
Investor B	N/A	2.25%	N/A
Investor C	2.00%	2.25%	1.65%
Class R	N/A	1.98%[3]	N/A

1The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2012 unless approved by the Board, including a majority of the non-interested Trustees.

2International Bond – Institutional Shares currently has a voluntary expense limitation of 0.90% which may be reduced or discontinued at any time.

3There were no shares outstanding as of December 31, 2011.

BLACKROCK FUNDS II	DECEMBER 31, 2011	67

Notes to Financial Statements (continued)

Prior to August 1, 2011, the expense limitations as a percentage of average daily net assets of Strategic Income Opportunities were as follows:

Share Classes	Strategic Income Opportunities[4]
Contractual
Institutional	0.40%
Investor A	0.65%
Investor C	1.40%

4Additionally, the Manager had contractually agreed to limit expenses to 1.40% for Institutional Shares, 1.65% for Investor A Shares and 2.40% for Investor C Shares of average daily net assets until August 1, 2011.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended December 31, 2011, the amounts waived were as follows:

Emerging Market Debt	$1,799
International Bond	$4,814
Strategic Income Opportunities	$40,228

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BFM and BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Emerging Market Debt	International Bond
BlackRock	–	$8,730
Institutional	$14	–
Investor A	1,440	23,317
Investor C	14	–

Total	$1,468	$32,047

On December 31, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2012	2013
Emerging Market Debt	$145,231	$138,979
International Bond	$26,356	$78
Strategic Income Opportunities.	N/A	$1,587,931

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2011:

Emerging Market Debt	$171,535
International Bond	$44,623

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service*	0.25%	N/A
Investor A	0.25%	N/A
Investor B*	0.25%	0.75%
Investor C	0.25%	0.75%

*Service and Investor B Shares pertain only to International Bond.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended December 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Market Debt	$5,453
International Bond	$5,811
Strategic Income Opportunities	$254,415

68	BLACKROCK FUNDS II	DECEMBER 31, 2011

Notes to Financial Statements(continued)

For the year ended December 31, 2011, affiliates received the following CDSC relating to transactions in Investor A, Investor B and Investor C Shares:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Investor A	$484	$1,099	$93,095
Investor B	–	$2,419	–
Investor C	$4,225	$3,010	$189,215

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2011, International Bond and Strategic Income Opportunities paid $119,499 and $300,598, respectively, to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

	Call Center
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$126	$145	–
Institutional	97	1,402	$12,277
Service	–	335	–
Investor A	676	4,149	18,046
Investor B	–	279	–
Investor C	527	1,365	12,557
Total	$1,426	$7,675	$42,880

BNY Mellon Investment Servicing (US) Inc.(“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended December 31, 2011, the Funds paid the following net amounts to affiliates in return for these services, which are included in administration, administration –

class specific and administration fees waived – class specific in the Statements of Operations:

Emerging Market Debt	$20,868
International Bond	$180,815
Strategic Income Opportunities	$1,082,020

For the year ended December 31, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$6,969	$5,396	–
Institutional	1,612	38,776	$207,909
Service	–	4,100	–
Investor A	2,659	15,835	179,442
Investor B	–	558	–
Investor C	2,197	5,530	102,199
Total	$13,437	$70,195	$489,550

	Administration Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$6,916	–	–
Institutional	155	$7,669	$207,908
Service	–	–	–
Investor A	1,023	78	179,440
Investor B	–	–	–
Investor C	221	–	102,198
Total	$8,315	$7,747	$489,546

	Service and Distribution Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
Service	–	$40,592	–
Investor A	$26,617	158,242	$2,162,404
Investor B	–	22,137	–
Investor C	87,979	221,776	4,097,579
Total	$114,596	$442,747	$6,259,983

	Transfer Agent Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$292	$633	–
Institutional	6,251	235,886	$1,083,697
Service	–	6,335	–
Investor A	14,730	103,239	828,832
Investor B	–	4,713	–
Investor C	12,753	41,164	406,803
Total	$34,026	$391,970	$2,319,332

BLACKROCK FUNDS II	DECEMBER 31, 2011	69

Notes to Financial Statements (continued)

	Transfer Agent Fees Waived
Share Classes	Emerging Market Debt	Strategic Income Opportunities
BlackRock	$115	–
Institutional	12	$12,277
Service	–	–
Investor A	72	18,046
Investor B	–	–
Investor C	68	12,557
Total	$267	$42,880

	Transfer Agent Fees Reimbursed
Share Classes	Emerging Market Debt	Strategic Income Opportunities
BlackRock	$ 111	–
Institutional	270	$ 860,100
Service	–	–
Investor A	1,050	666,286
Investor B	–	–
Investor C	5,606	327,450
Total	$7,037	$1,853,836

During the year ended December 31, 2011, Emerging Market Debt received a reimbursement of $1,116 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were as follows:

	Purchases	Sales
Emerging Market Debt	$92,892,022	$82,743,810
International Bond	$163,926,027	$190,760,069
Strategic Income Opportunities	$24,799,215,957	$23,594,132,986

Purchases and sales of US government securities for the year ended December 31, 2011, were as follows:

	Purchases	Sales
Emerging Market Debt	$11,664,346	$13,477,322
International Bond	$53,325,817	$51,355,303
Strategic Income Opportunities	$17,962,269,318	$17,955,741,790

Purchases and sales of mortgage dollar rolls for the year ended December 31, 2011, were as follows:

	Purchases	Sales
Strategic Income Opportunities	$10,495,889,582	$10,486,607,879

Transactions in options written for the year ended December 31, 2011 were as follows:

	Emerging Market Debt
		Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Options outstanding, beginning of year	–	–	$ –	–	–	$ –
Options written	–	2,591	51,189	–	893	2,910
Options expired	–	(2,591)	(51,189)	–	(893)	(2,910)
Options closed	–	–	–	–	–	–
Options outstanding, end of year	–	–	–	–	–	–

	Strategic Income Opportunities
		Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Options outstanding, beginning of year	466	191,101	$7,675,030	186	268,005	$7,806,962
Options written	33,646	2,223,843	56,030,512	28,126	4,269,543	77,978,106
Options expired	(4,359)	(824,024)	(11,451,237)	(5,013)	(1,112,123)	(10,875,984)
Options closed	(29,753)	(1,161,150)	(44,411,059)	(23,299)	(2,759,322)	(56,507,944)
Options outstanding, end of year	–	429,770	$7,843,246	–	666,103	$18,401,140

70	BLACKROCK FUNDS II	DECEMBER 31, 2011

Notes to Financial Statements(continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions, the accounting for swap agreements, net paydown losses, the classification of investments, distributions received from a regulated investment company and the reclassification of distributions were reclassified to the following accounts:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Undistributed (distributions in excess of) net investment income	(619,267)	11,872,766	(19,487,530)
Accumulated net realized loss	619,267	(11,872,766)	19,487,530

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Ordinary Income
12/31/2011	$2,472,005	$11,989,533	$87,967,121
12/31/2010	2,014,113	15,451,039	38,251,459
Long-Term Capital Gains
12/31/2011	143,684	–	5,153,866
12/31/2010	44,144	–	208,082
Total
12/31/2011	$2,615,689	$11,989,533	$93,120,987
12/31/2010	$2,058,257	$15,451,039	$38,459,541

As of December 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Undistributed ordinary income	–	$6,507,809	$2,556,831
Undistributed long-term capital gains	$421,859	–	–
Capital loss carryforwards	–	(28,314,885)	(58,403,568)
Net unrealized gains (losses)*	1,485,180	5,553,203	(64,987,874)
Qualified late-year losses**	(463,227)	(1,220,672)	(18,976,245)
Total	$1,443,812	$(17,474,545)	$(139,810,856)

*	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency exchange contracts and the accounting for swap agreements.

**	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Funds had a capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	International Bond	Strategic Income Opportunities
2014	$2,538,574	–
2015	208,463	–
2016	3,233,885	–
2017	17,832,091	–
2018	557,795	–
No expiration date*	3,944,077	$58,403,568
Total	$28,314,885	$58,403,568

*	Must be utilized prior to losses subject to expiration.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Tax cost	$55,691,518	$245,860,064	$4,229,949,798
Gross unrealized appreciation	$2,277,520	$16,650,626	$41,208,419
Gross unrealized depreciation	(653,090)	(8,163,611)	(93,559,675)
Net unrealized appreciation (depreciation)	$1,624,430	$8,487,015	$(52,351,256)

6. Borrowings:

For the year ended December 31, 2011, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements and treasury roll transactions for Strategic Income Opportunities were $474,560,419 and 0.11%, respectively.

The Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended December 31, 2011.

BLACKROCK FUNDS II	DECEMBER 31, 2011	71

Notes to Financial Statements (continued)

7. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

	Year Ended December 31, 2011		Year Ended December 31, 2010
Emerging Market Debt	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,076,333	$11,022,164	2,499,874	$25,459,886
Shares issued in reinvestment of dividends and distributions	137,539	1,423,776	86,156	898,650
Shares redeemed	(1,107,862)	(11,353,287)	(1,000,004)	(10,475,601)
Net increase	106,010	$1,092,653	1,586,026	$15,882,935

Institutional
Shares sold	632,488	$6,534,290	426,316	$4,394,473
Shares issued in reinvestment of dividends and distributions	27,668	286,506	16,183	166,874
Shares redeemed	(472,758)	(4,828,282)	(256,767)	(2,591,226)
Net increase	187,398	$1,992,514	185,732	$1,970,121

Investor A
Shares sold	1,134,457	$11,783,710	1,074,597	$11,079,632
Shares issued in reinvestment of dividends	42,351	438,378	26,459	272,454
Shares redeemed	(601,064)	(6,212,232)	(448,063)	(4,679,001)
Net increase	575,744	$6,009,856	652,993	$6,673,085

Investor C
Shares sold	518,766	$5,389,860	555,829	$5,712,323
Shares issued in reinvestment of dividends and distributions	28,834	298,412	22,302	229,151
Shares redeemed	(328,843)	(3,407,139)	(146,599)	(1,512,906)
Net increase	218,757	$2,281,133	431,532	$4,428,568

72	BLACKROCK FUNDS II	DECEMBER 31, 2011

Notes to Financial Statements (continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
International Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	336,209	$3,635,945	1,862,150	$18,939,120
Shares issued in reinvestment of dividends	83,861	885,742	112,530	1,158,414
Shares redeemed	(390,031)	(4,175,274)	(3,640,273)	(36,851,799)
Net increase (decrease)	30,039	$346,413	(1,665,593)	$(16,754,265)

Institutional
Shares sold	4,366,619	$46,985,514	4,019,270	$41,724,434
Shares issued in reinvestment of dividends	422,208	4,437,448	485,776	4,998,937
Shares redeemed	(4,089,860)	(43,907,392)	(5,453,942)	(56,596,418)
Net increase (decrease)	698,967	$7,515,570	(948,896)	$(9,873,047)

Service
Shares sold	290,247	$3,115,643	535,223	$5,578,997
Shares issued in reinvestment of dividends	37,895	401,227	82,829	852,200
Shares redeemed	(636,469)	(6,801,747)	(2,636,205)	(27,307,231)
Net decrease	(308,327)	$(3,284,877)	(2,018,153)	$(20,876,034)

Investor A
Shares sold and automatic conversion of shares	2,165,553	$23,624,099	2,069,989	$21,750,962
Shares issued in reinvestment of dividends	223,919	2,372,244	347,458	3,587,353
Shares redeemed	(3,998,918)	(43,066,349)	(5,915,929)	(62,008,995)
Net decrease	(1,609,446)	$(17,070,006)	(3,498,482)	$(36,670,680)

Investor B
Shares sold	13,367	$143,385	13,396	$140,752
Shares issued in reinvestment of dividends	5,843	61,761	11,815	121,557
Shares redeemed and automatic conversion of shares	(148,948)	(1,600,714)	(228,421)	(2,394,464)
Net decrease	(129,738)	$(1,395,568)	(203,210)	$(2,132,155)

Investor C
Shares sold	378,681	$4,070,413	630,030	$6,620,494
Shares issued in reinvestment of dividends	57,807	608,938	90,465	930,031
Shares redeemed	(1,093,298)	(11,761,122)	(1,202,556)	(12,547,149)
Net decrease	(656,810)	$(7,081,771)	(482,061)	$(4,996,624)

.

BLACKROCK FUNDS II	DECEMBER 31, 2011	73

Notes to Financial Statements (concluded)

	Year Ended December 31, 2011		Year Ended December 31, 2010
Strategic Income Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	149,129,400	$1,477,651,237	75,257,883	$749,938,440
Shares issued in reinvestment of dividends and distributions	4,087,106	39,987,666	1,305,999	13,060,541
Shares redeemed	(66,020,804)	(643,159,653)	(14,614,002)	(145,396,020)
Net increase	87,195,702	$874,479,250	61,949,880	$617,602,961

Investor A
Shares sold	81,624,778	$807,559,170	59,328,661	$590,978,885
Shares issued in reinvestment of dividends and distributions	2,973,475	29,127,814	1,286,767	12,862,554
Shares redeemed	(42,730,095)	(415,945,648)	(7,632,423)	(76,456,483)
Net increase	41,868,158	$420,741,336	52,983,005	$527,384,956

Investor C
Shares sold	30,733,527	$302,853,720	30,046,562	$298,176,185
Shares issued in reinvestment of dividends and distributions	1,023,810	10,015,381	650,470	6,485,300
Shares redeemed	(12,088,837)	(117,835,413)	(2,476,793)	(24,770,520)
Net increase	19,668,500	$195,033,688	28,220,239	$279,890,965

Prior to April 1, 2011, there was a 2% redemption fee on shares of the Funds’ redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

74	BLACKROCK FUNDS II	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio, BlackRock Strategic Income Opportunities Portfolio and The Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio, and BlackRock Strategic Income Opportunities Portfolio [three of the twenty six portfolios constituting the BlackRock Funds II (the “Fund”), (collectively, the “Portfolios”)] as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio, and BlackRock Strategic Income Opportunities Portfolio of the BlackRock Funds II as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 28, 2012

Important Tax Information (Unaudited)
The following information is provided with respect to the ordinary income distributions paid monthly by the Funds for the taxable year ended December 31, 2011:

Foreign Source Income
Emerging Market Debt	100.00%
International Bond	46.35%

Interest Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents
Emerging Market Debt	4.95	%*
International Bond	9.76	%*
Strategic Income Opportunities	81.13	%*

*	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest**
Strategic Income Opportunities	22.24%

**	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, Emerging Market Debt Portfolio distributed long-term capital gains of $0.025255 per share to shareholders of record on December 20, 2011. Strategic Income Opportunities Portfolio distributed long-term capital gains of $0.017084 per share to shareholders of record on July 20, 2011.

BLACKROCK FUNDS II	DECEMBER 31, 2011	75

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) since 2004 to 2010.

				29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				29 RICs consisting of 82 Portfolios	None

76	BLACKROCK FUNDS II	DECEMBER 31, 2011

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				29 RICs consisting of 82 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			159 RICs consisting of 286 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007

Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

			29 RICs consisting of 82 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			159 RICs consisting of 286 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS II	DECEMBER 31, 2011	77

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1] Officers of the Trust serve at the pleasure of the Board of Trustees.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock Financial Management, Inc. New York, NY 10055 BlackRock International Limited New York, NY 10055	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[2] New York, NY 10286 Brown Brothers Harriman & Co.[3] New York, NY 10005

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became a Trustee of the Trust.

2For International Bond and Strategic Income.

3For Emerging Market Debt.

78	BLACKROCK FUNDS II	DECEMBER 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	DECEMBER 31, 2011	79

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

80	BLACKROCK FUNDS II	DECEMBER 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Emerging Markets Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock Capital Appreciation Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock China Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Commodity Strategies Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Emerging Markets Long/Short Equity	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock World Gold Fund
BlackRock Global Allocation Fund†	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Dynamic Equity Fund

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Multi-Sector Bond Portfolio	US Mortgage Portfolio
BlackRock High Yield Bond Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle	Prepared Portfolios	LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

See Notes to Financial Statements.

BLACKROCK FUND II	DECEMBER 31, 2011	81

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-12/11-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Market Debt Portfolio	$39,600	$38,400	$0	$0	$14,350	$6,100	$0	$3
BlackRock International Bond Portfolio	$34,100	$33,000	$0	$0	$14,100	$6,100	$0	$110
BlackRock Strategic Income Opportunities Portfolio	$41,400	$23,500	$0	$0	$14,100	$6,100	$0	$1

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Market Debt Portfolio	$14,350	$16,880
BlackRock International Bond Portfolio	$14,100	$16,987
BlackRock Strategic Income Opportunities Portfolio	$14,100	$16,878

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 1, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: March 1, 2012